                                                      Registration Nos. 33-62061
                                                                        811-7345
                          - - - - - - - - - - - - - - -
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          - - - - - - - - - - - - - - -
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                           Pre-Effective Amendment No.                    [ ]

                         Post-Effective Amendment No. 6                   [X]
                                       and

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY        [X]
                                   ACT OF 1940

                                 Amendment No. 9                          [X]

                        (Check appropriate box or boxes)
                          - - - - - - - - - - - - - - -
                           NEW ENGLAND FUNDS TRUST III
               (Exact name of registrant as specified in charter)

                          399 Boylston Street, Boston,
                         Massachusetts 02116 (Address of
                          principal executive offices)

                                 (617) 578-1132
              (Registrant's telephone number, including Area Code)
                          - - - - - - - - - - - - - - -
                             John E. Pelletier, Esq.
                             New England Funds, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)
                          - - - - - - - - - - - - - - -
                                    Copy to:
                              Edward Lawrence, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110
                          - - - - - - - - - - - - - - -
It is proposed that this filing will become effective (check appropriate box)
[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]   on ________ pursuant to paragraph (b) of Rule 485
[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]   on (date) pursuant to paragraph (a)(1) of Rule 485
[X]   75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                 [LOGO](R)
                                                            NEW ENGLAND FUNDS(R)
                                                    Where The Best Minds Meet(R)

New
England
Funds

---------------------------------

New England Core Equity Fund

New England Stock and Bond Fund

New England Select Fund

New England Small Cap Value Fund

New England Small Gap Growth Fund

New England Total Return Bond

                                                                      PROSPECTUS
                                                                    May 00, 1999

                                                                   What's Inside

                                 Our Goals, Strategies & Risks
                                 Page                       [Graphic omitted]
                                 -----------------------------
                                 Our Management Team
                                 Page                       [Graphic omitted]
                                 -----------------------------
                                 Our Fund Services
                                 Page                       [Graphic omitted]
                                 -----------------------------
                                 Our Fund Performance
                                 Page                       [Graphic omitted]
                                 -----------------------------
The Securities and Exchange Commission has not approved any fund's shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of
their services and for assistance in opening an
account, contact your financial representative
or call New England Funds.
                                New England Funds
                                399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
--------------------------------------------------------------------------------

                                                               TABLE OF CONTENTS

OUR GOALS, STRATEGIES AND RISKS

New England Core Equity Fund ..............................................
New England Stock and Bond Fund ...........................................
New England Select Fund ...................................................
New England Small Cap Value Fund ..........................................
New England Small Cap Growth Fund .........................................
New England Total Return Bond Fund ........................................
The Funds' Fees and Expenses ..............................................
More About Risk ...........................................................


OUR MANAGEMENT TEAM

Meet the Funds' and Portfolios' Investment Adviser ........................
Meet the Portfolio Managers ...............................................

OUR FUND SERVICES

Investing in the Funds ....................................................
How Sales Charges are Calculated ..........................................
Ways to Reduce or Eliminate Sales Charges .................................
It's Easy to Open an Account ..............................................
Buying Shares .............................................................
Selling Shares ............................................................
Selling Shares in Writing .................................................
Exchanging Shares .........................................................
How Fund Shares Are Priced ................................................
Dividends and Distributions ...............................................
Tax Consequences ..........................................................
Compensation to Securities Dealers ........................................
Additional Investor Services ..............................................
Glossary of Terms .........................................................

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

A SUMMARY OF THE FUNDS
This prospectus contains information about New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Bond Fund (each a "Fund" and collectively the "Funds"). Unlike a typical mutual fund which purchases a selection of individual securities directly, each Fund invests all or substantially all of its assets in the shares of an underlying mutual fund. In this Prospectus, each of the Funds' underlying mutual funds are referred to individually as a "Portfolio," and collectively as the "Portfolios." A brief description of each Fund is listed below.

NEW ENGLAND CORE EQUITY FUND
   Adviser:  New England Funds Management, L.P. ("NEFM")
   Goal: Long term capital appreciation. The Fund pursues this goal by investing all or substantially all of its assets in The Oakmark Fund.
             The Fund's goal may be changed without shareholder approval.

NEW ENGLAND STOCK AND BOND FUND
   Adviser:  NEFM
   Goal: High current income as well as preservation and growth of capital. The Fund pursues this goal by investing all or substantially all of its assets in The Oakmark Equity and Income Fund.
             The Fund's goal may be changed without shareholder approval.

NEW ENGLAND SELECT FUND
   Adviser:  NEFM
   Goal: Long term capital appreciation. The Fund pursues this goal by investing all or substantially all of its assets in The Oakmark Select Fund.
             The Fund's goal may be changed without shareholder approval.

NEW ENGLAND SMALL CAP VALUE FUND
   Adviser:  NEFM
   Goal: Long term capital appreciation. The Fund pursues this goal by investing all or substantially all of its assets in The Oakmark Small Cap Fund.
             The Fund's goal may be changed without shareholder approval.

NEW ENGLAND SMALL CAP GROWTH FUND
   Adviser:  NEFM
   Goal: Long term capital growth. The Fund pursues this goal by investing all or substantially all of its assets in the Loomis Sayles Small Cap Growth Fund.
             The Fund's goal may be changed without shareholder approval.

NEW ENGLAND TOTAL RETURN BOND FUND
   Adviser:  NEFM
   Goal: High total investment return through a combination of current income and capital appreciation. The Fund pursues this goal by investing all or substantially all of its assets in the Loomis Sayles Bond Fund.
             The Fund's goal may be changed without shareholder approval.

THE STRATEGY OF "ACCESS SHARES": Each Fund invests only in its designated Portfolio, giving shareholders access to that particular investment strategy when they invest in the Fund. Because they hold the same investments, Fund performance is directly related to Portfolio performance, but there is no assurance that the investment goal of each Fund or its respective Portfolio will be achieved. NEFM has filed an application with the U.S. Patent and Trademark Office to register the term "Access Shares" which describes the two-tiered investment structure developed for these Funds by NEFM.

INVESTMENT RISKS: The risks associated with each Fund are the same as those of its Portfolio and depend on the nature of the Portfolio's investments. The value of domestic and foreign investments varies in response to many factors. Equity securities fluctuate in value based upon general market and economic conditions, as well as in response to specific developments affecting their issuing companies. Debt securities generally fluctuate in value due to changes in interest rates and in the perceived creditworthiness of their issuers. Because each Fund and its corresponding Portfolio have the same investment goal, the ability of a Fund to meet its investment goal is directly related to the performance of its Portfolio.

Fund shares are not bank deposits and are not guaranteed, insured or endorsed by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested. For more detailed information about the Portfolio's investment goals, strategies and related risks, please refer to the appropriate section for each Portfolio in the following pages.

OUR GOALS, STRATEGIES AND RISKS

NEW ENGLAND CORE EQUITY FUND                                  FUND FOCUS
                                                       Stability  Income  Growth
                                                       -------------------------
PORTFOLIO ADVISER:  Harris Associates L.P.        High                      X
                    ("Harris Associates")
                                                        --------  ------  ------
PORTFOLIO MANAGER:  Robert J. Sanborn             Mod.     X         X
                                                        --------  ------  ------
TICKER SYMBOL:      Class A   Class B   Class C   Low

INVESTMENT GOAL
The Portfolio seeks long-term capital appreciation.

INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio will invest primarily in equity securities. The Portfolio will principally invest in common stock or securities that convert into common stock of U.S. companies with a medium to large capitalization level. Although Harris Associates considers income producing capability in its security selection, the Portfolio is not designed for investors whose primary investment goal is income.

Harris Associates uses a value-oriented investment philosophy based upon its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth. It uses this philosophy to seek companies with the following characteristics, although not all of the companies selected will have these attributes:
  X  discounted share price compared to    X competitive return on equity
     economic value                        X high level of insider ownership
  X  positive free cash flows
  X  favorable earnings growth potential

  In making investment decisions, Harris Associates generally employs the following methods:

  o It uses a disciplined bottom-up approach, meaning that it focuses on individual companies rather than industries, evaluating the fundamentals of each on a case-by-case basis to select those companies that meet Harris Associates' standards of quality and value.

  o Harris Associates' analysts typically review a company's free cash flow and market values as compared to other companies. It visits with companies and talks to various industry sources to determine how a company can build its value.

  o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

  o Investments are continuously monitored by analysts and by a pricing committee that sets specific "buy" and "sell" targets for each security held in the Portfolio. These targets are repeatedly adjusted to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock when it sells for a price below 60% of its estimated worth, and sells the stock when its value approaches 90% of its estimated worth.

  o Harris Associates builds focused portfolios so that the best ideas can make a meaningful impact on investment performance.

  The Portfolio may:

  * Hold up to 25% of its total assets in securities of foreign issuers traded over-the-counter or on foreign exchanges, but it does not expect to invest more than 5% of its total assets in securities of issuers based in emerging markets.

  * Hold fixed-income securities, including up to 25% of its assets in lower-quality fixed-income securities.

  * Hold cash or purchase money market and/or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its goal.

INVESTMENT RISKS

EQUITY          Subject to market risks.  This means that you may lose money on
SECURITIES:     your investment due to sudden, unpredictable drops in value or periods of below-average performance for a given stock or for the stock market as a whole. Although the Portfolio is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified fund.

FIXED-INCOME    Subject to credit risk, interest rate risk and liquidity risk
SECURITIES:     (lower quality fixed-income securities may be subject to these risks to a greater extent).

FOREIGN         May be affected by currency fluctuations, higher volatility
SECURITIES:     than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities, and these investments may be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets carry additional risks including greater political uncertainties, currency transfer restrictions, a very limited number of potential buyers and a developing country's dependence on revenues from particular commodities or international aid.

  To learn more about the possible risks of the Portfolio, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Portfolio may engage. Please read this section carefully before you invest.

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in New England Core Equity Fund. The performance information below represents the historical performance of The Oakmark Fund, restated to reflect New England Core Equity Fund's operating expenses. The Portfolio's past performance does not necessarily indicate how the Fund or the Portfolio will perform in the future.

The bar chart shows the Portfolio's adjusted total return for Class A shares for each calendar year since its first full year of operations. The return for the other classes of shares offered by this Prospectus will differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                          NEW ENGLAND CORE EQUITY FUND
     (total return of the Portfolio adjusted to reflect the Fund's expenses)

--------------------------------------------------------------------------------
(A bar chart appears here illustrating the total returns since 1992. The data points are as follows:)

                      1992                           48.55%

                      1993                           30.15%

                      1994                            2.96%

                      1995                           34.07%

                      1996                           15.86%

                      1997                           32.24%

                      1998
--------------------------------------------------------------------------------

X   Highest Quarterly Return:  Fourth Quarter 1992, up 15.31%
X   Lowest  Quarterly Return:  First Quarter 1994, down 4.27%

The table below shows the Portfolio's returns for one year, five years and since its inception compared to those of the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks, the Dow Jones Industrial Average, a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange, and the Value Line Composite Index, an unweighted and unmanaged average of more than 1,000 stocks. You may not invest directly in an index. The Portfolio's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem Fund shares. The S&P 500, Dow Jones Industrial Average and the Value Line Composite Index percentages have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED
DECEMBER 31, 1998)              PAST 1 YEAR    PAST 5 YEARS    SINCE INCEPTION*
--------------------------------------------------------------------------------
The Portfolio:  Class A                  %              %                  %
S&P 500                                  %              %                  %
Dow Jones Industrial Average             %              %                  %
Value Line Composite Index               %              %                  %
--------------------------------------------------------------------------------
The Portfolio:  Class B                  %              %                  %
S&P 500                                  %              %                  %
Dow Jones Industrial Average             %              %                  %
Value Line Composite Index               %              %                  %
--------------------------------------------------------------------------------
The Portfolio:  Class C                  %              %                  %
S&P 500                                  %              %                  %
Dow Jones Industrial Average             %              %                  %
Value Line Composite Index               %              %                  %
--------------------------------------------------------------------------------
    * These percentages reflect the returns since the inception of the Portfolio on August 5, 1991.

NEW ENGLAND STOCK AND BOND FUND                               FUND FOCUS
                                                       Stability  Income  Growth
                                                       -------------------------
PORTFOLIO ADVISER:  Harris Associates L.P.        High               X
                    ("Harris Associates")
                                                        --------  ------  ------
PORTFOLIO MANAGER:  Clyde S. McGregor             Mod.     X                 X
                                                        --------  ------  ------
TICKER SYMBOL:      Class A   Class B   Class C   Low

INVESTMENT GOAL
The Portfolio seeks high current income as well as preservation and growth of capital.

INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio will invest primarily in U.S. equity and fixed-income securities. Loomis Sayles allocates its assets among equity and debt securities depending on its view of the economic outlook, but will generally invest approximately 50% to 65% of its total assets in equity securities (including convertible securities) and approximately 25% to 50% of its total assets in U.S. Government or other high quality debt securities. However, it may only invest up to 20% of its total assets in lower quality debt securities.

The Portfolio is intended to present a balanced investment program between growth and income. In the fixed-income portion of the Portfolio, Harris Associates relies on a value-based research process that enables it to discover securities that they believe are underrated by credit rating agencies. In the equity portion of the Portfolio, Harris Associates uses a value-oriented investment philosophy based upon its belief that over time a stock's market price and value will converge. It uses these philosophies to seek investments with the following characteristics, although not all of the companies or securities selected will have these attributes:

          Equity securities:                     Fixed-income securities:
          ------------------                     ------------------------
X  discounted share price compared to      X  discounted price compared to
   economic value                             current value
X  positive free cash flows                X  high quality bonds (as rated by
X  favorable earnings growth potential        Standard & Poor's Corporation or
X  competitive return on equity               Moody's Investors Service)
X  high level of insider ownership         X  short to intermediate maturity
  In making investment decisions, Harris Associates generally employs the following methods:

  o For equity securities, it uses a disciplined bottom-up approach, meaning that it focuses on individual companies rather than industries, evaluating the fundamentals of each on a case-by-case basis to select those companies that meet Harris Associates' standards of quality and value.

  o Harris Associates' analysts typically review a company's free cash flow and market values as compared to other companies. It visits with companies and talks to various industry sources to determine how a company can build its value.

  o Once it determines that a stock sells at a significant discount to its potential value, Harris Associates will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry. It will also consider a stock's dividend yield to satisfy the Fund's income orientation.

  o For fixed-income securities, Harris Associates uses a value approach similar to that employed in its equity selection process by selecting securities which appear to be selling at a significant discount compared to their long-term underlying value or potential.

  o Investments are continuously monitored by analysts and by a pricing committee that sets specific "buy" and "sell" targets for each security held in the Portfolio. These targets are repeatedly adjusted to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock when it sells for a price below 60% of its estimated worth, and sell a stock when its value approaches 90% of its estimated worth.

  o Harris Associates builds focused Portfolios so that the best ideas can make a meaningful impact on investment performance.

  The Portfolio may:
  * Hold up to 10% of its total assets in securities of foreign issuers traded over-the-counter or on foreign exchanges, but it does not expect to invest more than 5% of its total assets in securities of issuers based in emerging markets.

  * Hold cash or purchase money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its goal.

INVESTMENT RISKS
EQUITY          Subject to market risks.  This means that you may lose money on
SECURITIES:     your investment due to sudden, unpredictable drops in value or periods of below-average performance for a given stock or for the stock market as a whole. Although the Portfolio is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified Portfolio.

FIXED-INCOME    Subject to credit risk, interest rate risk and liquidity risk
SECURITIES:     (lower quality bonds may be subject to these risks to a greater extent)

FOREIGN         May be affected by currency fluctuations, higher volatility than
SECURITIES:     U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities, and these investments may be affected by the conversion of the currency of several European countries to the "euro" currency.
                Investments in emerging markets carry additional risks including greater political uncertainties, currency transfer restrictions, a very limited number of potential buyers and a developing country's dependence on revenues from particular commodities or international aid.

  To learn more about the possible risks of the Portfolio, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Portfolio may engage. Please read this section carefully before you invest.

EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in New England Stock and Bond Fund. The performance information below represents the historical performance of The Oakmark Equity and Income Fund, restated to reflect New England Stock and Bond Fund's operating expenses. The Portfolio's past performance does not necessarily indicate how the Fund or the Portfolio will perform in the future.

The bar chart shows the Portfolio's adjusted total return for Class A shares for each calendar year since its first full year of operations. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                         NEW ENGLAND STOCK AND BOND FUND
     (total return of the Portfolio adjusted to reflect the Fund's expenses)
--------------------------------------------------------------------------------
(A bar chart appears here illustrating the total returns since 1996. The data points are as follows:)

                      1996                           14.94%

                      1997                           26.21%

                      1998
--------------------------------------------------------------------------------

X  Highest Quarterly Return:  Second Quarter 1997, up 10.42%
X  Lowest  Quarterly Return:  Third Quarter 1996, up 0.54%

The table below shows the Portfolio's average annual total returns for one year and since its inception compared to those of the S&P 500, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks and the Lehman Government/Corporate Bond Index, a composite average of the Lehman Government Index and the Lehman Corporate Bond Index. It is also compared to the Lipper Balanced Fund Index, a composite index of annual total returns of all mutual funds with an investment style similar to that of the Portfolio. You may not invest directly in an index. The Portfolio's total returns reflect its expenses and the maximum sales charges that you may pay when you buy or redeem the Fund's shares. The S&P 500 and the Lehman Government/Corporate Bond Index percentages have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Balanced Fund Index percentages have been adjusted for these expenses, but do not reflect any sales charges.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING
DECEMBER 31, 1998)                       PAST 1 YEAR       SINCE INCEPTION*
--------------------------------------------------------------------------------
The Portfolio:  Class A                         %                    %
S&P 500                                         %                    %
Lehman Government/Corporate Bond Index          %                    %
Lipper Balanced Fund Index                      %                    %
--------------------------------------------------------------------------------
The Portfolio:  Class B                         %                    %
S&P 500                                         %                    %
Lehman Government/Corporate Bond Index          %                    %
Lipper Balanced Fund Index                      %                    %
--------------------------------------------------------------------------------
The Portfolio:  Class C                         %                    %
S&P 500                                         %                    %
Lehman Government/Corporate Bond Index          %                    %
Lipper Balanced Fund Index                      %                    %
--------------------------------------------------------------------------------
* These percentages reflect the returns since the inception of the Portfolio on November 1, 1995.

NEW ENGLAND SELECT FUND                                        FUND FOCUS
                                                       Stability  Income  Growth
                                                       -------------------------
PORTFOLIO ADVISER:  Harris Associates L.P.        High                      X
                    ("Harris Associates")
                                                        --------  ------  ------
PORTFOLIO MANAGER:  William C. Nygren             Mod.
                                                        --------  ------  ------
TICKER SYMBOL:      Class A   Class B   Class C   Low      X         X
                                                       -------------------------

INVESTMENT GOAL
The Portfolio seeks long term capital appreciation.

INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio will primarily invest in equity securities. The Portfolio is non-diversified and will ideally hold securities of 20 or fewer companies. It invests principally in common stock of U.S. companies that have a medium to large capitalization level and that represent any industry.

Harris Associates uses a value-oriented investment philosophy based upon its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long term capital growth. It uses this philosophy to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

X discounted share price compared to     X competitive return on equity
  economic value                         X high level of insider ownership
X positive free cash flows
X favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

  o It uses a disciplined bottom-up approach, meaning that it focuses on individual companies rather than industries, evaluating the fundamentals of each on a case-by-case basis to select those companies that meet Harris Associates' standards of quality and value.

  o Harris Associates' analysts typically review a company's free cash flows and market values as compared to other companies. It visits with companies and talks to various industry sources to determine how a company can build its value.

  o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

  o Investments are continuously monitored by analysts and by a pricing committee that sets specific "buy" and "sell" targets for each security held by the Portfolio. These targets are repeatedly adjusted to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock when it sells for a price below 60% of its estimated worth and sell a stock when its value approaches 90% of its estimated worth.

  o Harris Associates builds focused Portfolios so that the best ideas can make a meaningful impact on investment performance.

The Portfolio may:

  * Hold up to 25% of its total assets in securities of foreign issuers traded over-the-counter or on foreign exchanges, but it does not expect to invest more than 5% of its total assets in securities of issuers based in emerging markets.

  * Hold fixed-income securities, including up to 25% of its assets in lower quality fixed-income securities.

  * Hold cash or purchase money market and/or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its goal.

INVESTMENT RISKS

EQUITY          Subject to market risks. This means that you may lose money on
SECURITIES:     your investment due to sudden, unpredictable drops in value or periods of below-average performance for a given stock or for the stock market as a whole.

NON-            Compared with other funds, the Portfolio may invest a greater
DIVERSIFIED     percentage of its assets in a particular company.  Therefore,
STATUS:         the Portfolio's return could be significantly affected by the performance of any one of the small number of stocks that it holds.

FIXED-INCOME    Subject to credit risk, interest rate risk and liquidity risk
SECURITIES:     (lower quality bonds may be subject to these risks to a greater extent).

FOREIGN         May be affected by currency fluctuations, higher volatility than
SECURITIES:     U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities, and these investments may be affected by the conversion of the currency of several European countries to the "euro" currency.
                Investments in emerging markets carry additional risks including greater political uncertainties, currency transfer restrictions, a very limited number of potential buyers and a developing country's dependence on revenues from particular commodities or international aid.

  To learn more about the possible risks of the Portfolio, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Portfolio may engage. Please read this section carefully before you invest.

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in New England Select Fund. The performance information below represents the historical performance of The Oakmark Select Fund, restated to reflect New England Select Fund's operating expenses. The Portfolio's past performance does not necessarily indicate how the Fund or the Portfolio will perform in the future.

The bar chart shows the Portfolio's adjusted total return for Class A shares for each calendar year since its first full year of operations. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                             NEW ENGLAND SELECT FUND
     (total return of the Portfolio adjusted to reflect the Fund's expenses)

--------------------------------------------------------------------------------
(A bar chart appears here illustrating the total returns since 1997. The data points are as follows:)

                      1997                           54.67%

                      1998

--------------------------------------------------------------------------------

X  Highest Quarterly Return:  Second Quarter 1997, up 16.71%
X  Lowest  Quarterly Return:  First Quarter Quarter 1997, down 6.21%


The table below shows the Portfolio's average annual total returns since the Portfolio's inception compared to those of the S&P 500, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks, the S&P MidCap 400 Index, an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and the Value Line Composite Index, an unweighted and unmanaged average of more than 1,000 stocks. You may not invest directly in an index. The Portfolio's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem Fund shares. The S&P 500, the S&P MidCap 400 Index and the Value Line Composite Index percentages have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1998)       1 YEAR      SINCE INCEPTION*
--------------------------------------------------------------------------------
The Portfolio:  Class A                              %                  %
S&P 500                                              %                  %
S&P MidCap 400 Index                                 %                  %
Value Line Composite Index                           %                  %
--------------------------------------------------------------------------------
The Portfolio:  Class B                              %                  %
S&P 500                                              %                  %
S&P MidCap 400 Index                                 %                  %
Value Line Composite Index                           %                  %
--------------------------------------------------------------------------------
The Portfolio:  Class C                              %                  %
S&P 500                                              %                  %
S&P MidCap 400 Index                                 %                  %
Value Line Composite Index                           %                  %
--------------------------------------------------------------------------------

* These percentages reflect the returns since the inception of the Portfolio on November 1, 1996.

NEW ENGLAND SMALL CAP VALUE FUND                              FUND FOCUS
                                                       Stability  Income  Growth
                                                       -------------------------
PORTFOLIO ADVISER:  Harris Associates L.P.        High
                    ("Harris Associates")
                                                        --------  ------  ------
PORTFOLIO MANAGER:  Steven J. Reid                Mod.     X                 X
                                                        --------  ------  ------
TICKER SYMBOL:      Class A   Class B   Class C   Low               X
                                                       -------------------------

INVESTMENT GOAL
The Portfolio seeks long term capital appreciation.

INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio will invest primarily in equity securities. It generally invests at least 65% of its total assets in securities of U.S. companies with a small capitalization level ("Small Cap Companies"), defined by Harris Associates as no larger than the largest market capitalization of the companies included in the Standard & Poor's Small Cap 600 Index as most recently reported. Although income is considered in the selection of securities, the Portfolio is not designed for investors whose primary investment objective is income.

Harris Associates uses a value-oriented investment philosophy based upon its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long term capital growth. It uses this philosophy to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

X discounted share price compared to     X competitive return on equity
  economic value                         X high level of insider ownership
X positive free cash flows
X favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

  o It uses a disciplined bottom-up approach, meaning that it focuses on individual companies rather than industries, evaluating the fundamentals of each on a case-by-case basis to select those companies that meet Harris Associates' standards of quality and value.

  o Harris Associates' analysts typically review a company's free cash flows and market values as compared to other companies. It visits with companies and talks to various industry sources to determine how a company can build its value.

  o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

  o Investments are continuously monitored by analysts and by a pricing committee that sets specific "buy" and "sell" targets for each security held by the Portfolio. These targets are repeatedly adjusted to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock when it sells for a price below 60% of its estimated worth and sell a stock when its value approaches 90% of its estimated worth.

  o Harris Associates builds focused Portfolios so that the best ideas can make a meaningful impact on investment performance.

The Portfolio may:

  * Hold up to 25% of its total assets in securities of foreign issuers traded over-the-counter or on foreign exchanges, but it does not expect to invest more than 5% of its total assets in securities of issuers based in emerging markets.

  * Purchase fixed-income securities, including up to 25% of its assets in lower quality fixed-income securities.

  * Hold cash or purchase money market and/or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its goal.

INVESTMENT RISKS

EQUITY          Subject to market risks. This means that you may lose money on
SECURITIES:     your investment due to sudden, unpredictable drops in value or periods of below-average performance for a given stock or for the stock market as a whole. Although the Portfolio is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified Portfolio.

SMALL-CAP       May be subject to more abrupt price movements, limited markets
COMPANIES:      and less liquidity than larger, more established companies, which could adversely affect the value of the Portfolio.

FIXED-INCOME    Subject to credit risk, interest rate risk and liquidity risk
SECURITIES:     (lower quality bonds may be subject to these risks to a greater extent).

FOREIGN         May be affected by currency fluctuations, higher volatility than
SECURITIES:     U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities, and these investments may be affected by the conversion of the currency of several European countries to the "euro" currency.
                Investments in emerging markets carry additional risks including greater political uncertainties, currency transfer restrictions, a very limited number of potential buyers and a developing country's dependence on revenues from particular commodities or international aid.

  To learn more about the possible risks of the Portfolio, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Portfolio may engage. Please read this section carefully before you invest.

EVALUATING THE FUND'S PAST PERFORMANCE
The bar chart and table shown below give an indication of the risks of investing in New England Small Cap Value Fund. The performance information below represents the historical performance of The Oakmark Small Cap Fund, restated to reflect New England Small Cap Value Fund's operating expenses. The Portfolio's past performance does not necessarily indicate how the Fund or the Portfolio will perform in the future.

The bar chart shows the Portfolio's adjusted total return for Class A shares for each calendar year since its first full year of operations. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                        NEW ENGLAND SMALL CAP VALUE FUND
     (total return of the Portfolio adjusted to reflect the Fund's expenses)
--------------------------------------------------------------------------------
(A bar chart appears here illustrating the total returns since 1996. The data points are as follows:)

                      1996                           39.44%

                      1997                           40.16%

                      1998

--------------------------------------------------------------------------------

X  Highest Quarterly Return:  Second Quarter 1997, up 15.94%
X  Lowest  Quarterly Return:  Fourth Quarter 1997, down 0.34%

The table below shows the Portfolio's average annual total returns for one year and since its inception compared to those of the Lipper Small Cap Fund Index, an unmanaged index of 30 small cap funds, the Russell 2000 Index, an unmanaged index measuring the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S., and the S&P Small Cap 600 Index, an unmanaged index measuring the performance of selected small capitalization stocks. You may not invest directly in an index. The Portfolio's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem Fund shares. The Russell 2000 Index and the S&P Small Cap 600 Index percentages have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Small Cap Fund Index percentages have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1998)    PAST 1 YEAR       SINCE INCEPTION*
--------------------------------------------------------------------------------
The Portfolio:  Class A                              %                      %
Lipper Small Cap Fund Index                          %                      %
Russell 2000 Index                                   %                      %
S&P Small Cap 600 Index                              %                      %
--------------------------------------------------------------------------------
The Portfolio:  Class B                              %                      %
Lipper Small Cap Fund Index                          %                      %
Russell 2000 Index                                   %                      %
S&P Small Cap 600 Index                              %                      %
--------------------------------------------------------------------------------
The Portfolio:  Class C                              %                      %
Lipper Small Cap Fund Index                          %                      %
Russell 2000 Index                                   %                      %
S&P Small Cap 600 Index                              %                      %
--------------------------------------------------------------------------------
* These percentages reflect the returns since the inception of the Portfolio on November 1, 1995.

NEW ENGLAND SMALL CAP GROWTH FUND                             FUND FOCUS
                                                       Stability  Income  Growth
                                                       -------------------------
PORTFOLIO ADVISER:  Loomis, Sayles & Company, L.P.   High                   X
                    ("Loomis Sayles")
                                                         -------  ------  ------
PORTFOLIO MANAGERS: Christopher R. Ely,              Mod.   X       X
                    Philip C. Fine                       -------  ------  ------
                    and David L. Smith
TICKER SYMBOL:      Class A   Class B   Class C      Low
                                                         -----------------------

INVESTMENT GOAL
The Portfolio seeks long-term capital growth.

INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of companies with market capitalizations that fall within the range of companies within the Russell 2000 Index ("Small Cap Companies") and it may invest up to 35% of its assets in companies with larger capitalization levels.

The Portfolio focuses on rapidly growing companies which Loomis Sayles believes have the potential for strong revenue growth, rising profit margins and accelerating earnings growth. The stock selection process uses a "bottom-up" approach that Loomis Sayles believes emphasizes those companies which possess the best growth prospects. Loomis Sayles uses this approach to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

X New and/or distinctive products, technologies or services
X Expected growth of at least 20% per year driven by strong sales and improving profitability
X Strong, experienced management with the vision and the capability to grow a large, profitable organization

In making investment decisions, Loomis Sayles generally employs the following methods:

  o Loomis Sayles begins with a universe of approximately 3,000 companies that generally fall within the market capitalization range defined by the Russell 2000 Index.

  o Next, the Portfolio managers evaluate this universe through screening techniques to determine which companies appear to offer the best earnings growth prospects.

  o Once Loomis Sayles determines that a stock may have the potential for earnings growth and rising profitability, it then considers that stock for purchase. This process includes analysis of the company's income statements and balance sheets, an assessment of the quality of management team and the company's competitive position.

  o Finally, Loomis Sayles builds a diversified portfolio of small cap growth securities. The portfolio's holdings are generally equally weighted, although under certain circumstances such as low liquidity or lack of near term earnings prospects, positions will be reduced. Under normal circumstances, the Portfolio remains fully invested with less than 5% of its assets as cash.

  o Investments are continuously monitored by the small cap growth team. Any erosion to the fundamental characteristics of portfolio holdings may result in the sale of that security. Additionally, securities are sold when they are no longer deemed to be small cap - typically when the market capitalization of the company exceeds $2 billion. Finally, stocks may be sold if a better opportunity is identified by the Portfolio Managers.

  The Portfolio may:

  * Hold any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers.

  * Hold cash or purchase fixed-income and any other securities deemed appropriate by Loomis Sayles for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its goal.

  * Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains. Such practices may lower the Portfolio's return.

Investment Risks

EQUITY          Subject to market risks. This means that you may lose money on
SECURITIES:     your investment due to sudden, unpredictable drops in value or periods of below-average performance for a given stock or for the stock market as a whole.

SMALL-CAP       May be subject to more abrupt price movements, limited markets
COMPANIES:      and less liquidity than larger, more established companies, which could adversely affect the value of the Portfolio.

FOREIGN         May be affected by currency fluctuations, higher volatility than
SECURITIES:     U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities, and these investments may be affected by the conversion of the currency of several European countries to the "euro" currency.

  To learn more about the possible risks of the Portfolio, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Portfolio may engage. Please read this section carefully before you invest.

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in New England Small Cap Growth Fund. The performance information below represents the historical performance of the Loomis Sayles Small Cap Growth Fund, restated to reflect New England Small Cap Growth Fund's operating expenses. The Portfolio's past performance does not necessarily indicate how the Fund or the Portfolio will perform in the future.

The bar chart shows the Portfolio's adjusted total return for Class A shares for each calendar year since its first full year of operations. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                        NEW ENGLAND SMALL CAP GROWTH FUND
     (total return of the Portfolio adjusted to reflect the Fund's expenses)

--------------------------------------------------------------------------------
(A bar chart appears here illustrating the total returns since 1997. The data points are as follows:)

1997                           19.08%

1998

--------------------------------------------------------------------------------

X   Highest Quarterly Return:    Quarter 199 , up        %
X   Lowest  Quarterly Return:    Quarter 199 , down       %

The table below shows the Portfolio's average annual total returns for one year and since its inception compared to those of the Russell 2000 Index, an unmanaged index measuring the performance of smaller companies, and represents approximately 10% of the total performance of selected small capitalization stocks, and the Lipper Small Cap Fund Average, a composite index of the annual total returns of all mutual funds with an investment style similar to that of the Portfolio. You may not invest directly in an index. The Portfolio's total return reflect its expenses and the maximum sales charge that you may pay when you buy or redeem Fund shares. The Russell 2000 Index percentages have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Small Cap Fund Average percentages have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1998)     PAST 1 YEAR      SINCE INCEPTION*
--------------------------------------------------------------------------------
The Portfolio:  Class A                               %                     %
Russell 2000 Index                                    %                     %
Lipper Small Cap Fund Average                         %                     %
--------------------------------------------------------------------------------
The Portfolio:  Class B                               %                     %
Russell 2000 Index                                    %                     %
Lipper Small Cap Fund Average                         %                     %
--------------------------------------------------------------------------------
The Portfolio:  Class C                               %                     %
Russell 2000 Index                                    %                     %
Lipper Small Cap Fund Average                         %                     %
--------------------------------------------------------------------------------
* These percentages reflect the returns since the inception of the Portfolio on January 2, 1997.

NEW ENGLAND TOTAL RETURN BOND FUND                            FUND FOCUS
                                                       Stability  Income  Growth
                                                       -------------------------
PORTFOLIO ADVISER:  Loomis Sayles & Company, L.P.   High            X
                    ("Loomis Sayles")
                                                        --------  ------  ------
PORTFOLIO MANAGER:  Daniel J. Fuss and              Mod.   X                X
                    Kathleen C. Gaffney                 --------  ------  ------
TICKER SYMBOL:      Class A   Class B   Class C     Low
                                                        ------------------------

INVESTMENT GOAL
The Portfolio seeks high total investment return through a combination of current income and capital appreciation.

INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio will invest substantially all of its assets in fixed-income securities of any maturity. It will invest at least 65% of its assets in either corporate or U.S. government bonds. However, it may only invest up to 35% of its assets in securities below investment grade quality, commonly known as junk bonds. It may also invest up to 20% of its assets in preferred stock.

The Portfolio's approach to bond management seeks to add value through diligent selection of thoroughly researched corporate securities. Research analysts work independently within specific industry groups to collectively cover a large universe of securities. By concentrating on each security's fundamental characteristics, the analysts make judgments regarding the best overall investment ideas for the Portfolio Managers to consider. The analysts focus on the following characteristics in deciding whether to recommend a security:

X  cash flow projections                  X   industry, company and political
X  contact and visibility                     developments and trends
X  economic forecast                      X   comparative yield levels for
                                              individual bonds, bond market
                                              sectors and the bond market as a
                                              whole

In making investment decisions, Loomis Sayles generally employs the following methods:

  o It uses a fixed-income research process that analyzes 600 corporate and 500 municipal debt issuers.

  o Research analysts evaluate a security relative to the characteristics described above to derive an independent credit rating for each security.

  o It supplements this research process with information obtained from Wall Street research, purchased independent research, company visits and credit analyses published by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc. In particular, analysts seek to anticipate credit rating changes with a goal of avoiding future credit downgrades and participating in credit upgrades.

  o The analysts present an unbiased overall credit analysis for use by the Portfolio's managers and traders. Portfolio Managers ultimately decide whether to buy, sell or hold a particular security.

The Portfolio may:

  * Purchase convertible securities, zero-coupon bonds and when-issued securities.

  * Hold any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers.

  * Invest in mortgage and asset-backed (including stripped mortgage-backed) securities or collateralized mortgage obligations ("CMOs").

  * Hold cash or purchase fixed-income or any other securities deemed appropriate by Loomis Sayles for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its goal.

INVESTMENT RISKS

FIXED-INCOME    Subject to credit risk, interest rate risk and liquidity risk.
SECURITIES:     Credit risk relates to the ability of an issuer to make payments of principal and interest when due. Interest rate risk relates to changes in a security's value as a result of changes in interest rates. Generally, the value of fixed-income securities rise when prevailing interest rates fall and fall when interest rates rise. Lower quality fixed-income securities, zero-coupon bonds and when-issued securities are generally subject to greater credit, market and interest rate risk than other fixed-income securities.

FOREIGN         May be affected by currency fluctuations, higher volatility than
SECURITIES:     U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities, and these investments may be affected by the conversion of the currency of several European countries to the "euro" currency.

MORTGAGE-       Subject to prepayment risk. With prepayment, the Portfolio may
& ASSET-        reinvest the prepaid amounts in securities with lower  yields
BACKED          than the prepaid obligations. The Portfolio may also incur a
SECURITIES/     realized loss when there is a prepayment of securities  that
CMO's           were purchased at a premium. Stripped mortgage-backed securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than mortgage-backed securities.

  To learn more about the possible risks of the Portfolio, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Portfolio may engage. Please read this section carefully before you invest.

EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in New England Total Return Bond Fund. The performance information below represents the historical performance of the Loomis Sayles Bond Fund, restated to reflect New England Total Return Bond Fund's operating expenses. The Portfolio's past performance does not necessarily indicate how the Fund or the Portfolio will perform in the future.

The bar chart shows the Portfolio's adjusted total return for Class A shares for each calendar year since its first full year of operations. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                       NEW ENGLAND TOTAL RETURN BOND FUND
     (total return of the Portfolio adjusted to reflect the Fund's expenses)

--------------------------------------------------------------------------------
(A bar chart appears here illustrating the total returns since 1992. The data points are as follows:)

                      1992                           13.94%

                      1993                           21.87%

                      1994                           (4.42)%

                      1995                           31.61%

                      1996                            9.94%

                      1997                           12.34%

                      1998


X   Highest Quarterly Return:         Quarter 199 , up        %
X   Lowest  Quarterly Return:         Quarter 199 , down       %

The table below shows the Portfolio's average annual total returns for one year, five years and since its inception compared to those of the Lehman Government/Corporate Bond Index, a composite average of the Lehman Government Index and the Lehman Corporate Bond Index, and the Lipper BBB-Rated Corporate Debt Fund Index, a composite index of annual total returns of all mutual funds with an investment style similar to that of the Portfolio. You may not invest directly in an index. The Portfolio's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem Fund shares. The Lehman Government/Corporate Bond Index percentages have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper BBB-Rated Corporate Debt Fund Index percentages have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending
  December 31, 1998)               Past 1 Year   Past 5 Years   Since Inception*
--------------------------------------------------------------------------------
The Portfolio:  Class A                   %              %                  %
Lehman Government/Corporate
  Bond Index                              %              %                  %
Lipper BBB-Rated Corporate
  Debt Fund Index                         %              %                  %
--------------------------------------------------------------------------------
The Portfolio:  Class B                   %              %                  %
Lehman Government/Corporate
  Bond Index                              %              %                  %
Lipper BBB-Rated Corporate Debt
  Fund Index                              %              %                  %
--------------------------------------------------------------------------------
The Portfolio:  Class C                   %              %                  %
Lehman Government/Corporate
  Bond Index                              %              %                  %
Lipper BBB-Rated Corporate Debt
  Fund Index                              %              %                  %
--------------------------------------------------------------------------------
* These percentages reflect the returns since the inception of the Portfolio on May 16, 1991.

THE FUNDS' FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

--------------------------------------------------------------------------------------------------------------------------
                                             ALL FUNDS EXCEPT TOTAL RETURN BOND FUND            TOTAL RETURN BOND FUND
                                                   CLASS A    CLASS B    CLASS C             CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases    5.75%       None      None                4.50%       None      None
  (as a percentage of offering price)(1)(2)
Maximum deferred sales charge (load)
     (as a percentage of offering price)(2)          (3)       5.00%      1.00%                (3)      5.00%      1.00%
Redemption fees                                     None*      None*      None*               None*      None*      None*
--------------------------------------------------------------------------------------------------------------------------

(1) A reduced sales charge on Class A shares applies in some cases. See "Ways to Reduce or Eliminate Sales Charges."

(2) Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge applies with respect to certain purchases of Class A shares greater than
    $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares.
    See "How Sales Charges are Calculated."

*   A transaction fee of $5.00 will be charged for redemption proceeds paid by wire.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets (estimated at $50 million), as a percentage of average net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                                NEW ENGLAND CORE EQUITY FUND                   NEW ENGLAND STOCK AND BOND FUND
                                        CLASS A          CLASS B           CLASS C        CLASS A           CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Fund Management fees*                    0.00%            0.00%             0.00%          0.00%             0.00%       0.00%
Distribution and/or service (12b-1)
  fees                                   0.25%            1.00%**           1.00%**        0.25%            1.00%**     1.00%**
Other Expenses                           0.64%            0.64%             0.64%          0.64%             0.64%       0.64%
Total Annual Fund Operating Expenses+    1.97%            2.72%             2.72%          2.20%             2.95%       2.95%
Fund Fee Waiver***                       0.54%            0.54%             0.54%          0.54%             0.54%       0.54%
Portfolio Fee Waiver                     0.00%            0.00%             0.00%          0.00%             0.00%       0.00%
NET EXPENSES                             1.43%            2.18%             2.18%          1.66%             2.41%       2.41%

------------------------------------------------------------------------------------------------------------------------------------
                                                  NEW ENGLAND SELECT FUND                    NEW ENGLAND SMALL CAP VALUE FUND
                                        CLASS A          CLASS B             CLASS C        CLASS A           CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Fund Management fees*                    0.00%            0.00%             0.00%          0.00%             0.00%       0.00%
Distribution and/or service (12b-1)
  fees                                   0.25%            1.00%**           1.00%**        0.25%             1.00%**     1.00%**
Other Expenses                           0.64%            0.64%             0.64%          0.64%             0.64%       0.64%
Total Annual Fund Operating Expenses+    2.11%            2.86%             2.86%          2.34%             3.09%       3.09%
Fund Fee Waiver***                       0.54%            0.54%             0.54%          0.54%             0.54%       0.54%
Portfolio Fee Waiver                     0.00%            0.00%             0.00%          0.00%             0.00%       0.00%
NET EXPENSES                             1.57%            2.32%             2.32%          1.80%             2.55%       2.55%

------------------------------------------------------------------------------------------------------------------------------------
                                             NEW ENGLAND SMALL CAP GROWTH FUND                  NEW ENGLAND TOTAL RETURN BOND
                                        CLASS A          CLASS B             CLASS C        CLASS A           CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Fund Management fees*                    0.00%            0.00%             0.00%          0.00%             0.00%        0.00%
Distribution and/or service (12b-1)
  fees                                   0.25%            1.00%**           1.00%**        0.25%             1.00%**      1.00%**
Other Expenses                           0.64%            0.64%             0.64%          0.64%             0.64%        0.64%
Total Annual Fund Operating Expenses+    6.70%            7.45%             7.45%          1.66%             2.41%        2.41%
Fund Fee Waiver***                       0.54%            0.54%             0.54%          0.54%             0.54%        0.54%
Portfolio Fee Waiver                     4.81%****        4.81%****         4.81%****      0.02%*****        0.02%*****   0.02%*****
NET EXPENSES                             1.35%            2.10%             2.10%          1.10%             1.85%        1.85%

*     The Portfolio's management fees are included in "Total Annual Fund Operating Expenses." The management fees for each Portfolio are as follows: 0.93% for the Oakmark Fund, 0.74% for the Oakmark Equity and Income Fund, 0.98% for the Oakmark Select Fund,
      1.28% for the Oakmark Small Cap Fund, ___% for the Loomis Sayles Small Cap Growth Fund and ___% for the Loomis Sayes Bond
      Fund.

**    Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. ("NASD").

***   Under an Expense Cap Agreement, NEFM has agreed to limit the Other Expenses of each Fund to 0.10% of its total net assets.
      This agreement will terminate on December 31, 2001.

****  Loomis Sayles has entered into a contractual agreement to limit the amount of Portfolio Operating Expenses to 1.00%.  This contractual obligation will be in effect until December 31, 2001 and/or may be terminated by Trustee approval.

***** Loomis Sayles has entered into a contractual agreement to limit the amount of Portfolio Operating Expenses to 0.75%. This contractual obligation will be in effect until December 31, 2001 and/or may be terminated by Trustee approval.

+     Total Annual Fund Operating Expenses reflect the expenses of both the Fund and its respective Portfolio without giving effect to any expense limitations. The gross operating expenses of the Portfolios are as follows: 1.08% for The Oakmark
      Fund, 1.70% for The Oakmark Equity and Income Fund, 1.12% for The Oakmark Select Fund, 1.37% for The Oakmark Small Cap Fund,
      5.81% for the Loomis Sayles Small Cap Growth Fund and 0.77% for the Loomis Sayles Bond Fund.

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that :
o You invest $10,000 in the Fund for the time periods indicated
o Your investment has a 5% return each year
o The Fund's operating expenses remain the same

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------
                          NEW ENGLAND CORE EQUITY FUND
------------------------------------------------------------------------------
                   Class A               Class B                   Class C
                                      (1)      (2)               (1)     (2)
------------------------------------------------------------------------------
1  year             $ ---            $ ---     $---             $ ---    $ ---
3  years            $ ---            $ ---     $---             $ ---    $ ---


------------------------------------------------------------------------------
                         NEW ENGLAND STOCK AND BOND FUND
------------------------------------------------------------------------------
                   Class A               Class B                   Class C
                                      (1)      (2)               (1)     (2)
------------------------------------------------------------------------------
1  year             $ ---            $ ---     $---             $ ---    $ ---
3  years            $ ---            $ ---     $---             $ ---    $ ---


------------------------------------------------------------------------------
                             NEW ENGLAND SELECT FUND
------------------------------------------------------------------------------
                   Class A               Class B                   Class C
                                      (1)      (2)               (1)     (2)
------------------------------------------------------------------------------
1  year             $ ---            $ ---     $---             $ ---    $ ---
3  years            $ ---            $ ---     $---             $ ---    $ ---


------------------------------------------------------------------------------
                        NEW ENGLAND SMALL CAP VALUE FUND
------------------------------------------------------------------------------
                   Class A               Class B                   Class C
                                      (1)      (2)               (1)     (2)
------------------------------------------------------------------------------
1  year             $ ---            $ ---     $---             $ ---    $ ---
3  years            $ ---            $ ---     $---             $ ---    $ ---


------------------------------------------------------------------------------
                        NEW ENGLAND SMALL CAP GROWTH FUND
------------------------------------------------------------------------------
                   Class A               Class B                   Class C
                                      (1)      (2)               (1)     (2)
------------------------------------------------------------------------------
1  year             $ ---            $ ---     $---             $ ---    $ ---
3  years            $ ---            $ ---     $---             $ ---    $ ---


------------------------------------------------------------------------------
                       NEW ENGLAND TOTAL RETURN BOND FUND
------------------------------------------------------------------------------
                   Class A               Class B                   Class C
                                      (1)      (2)               (1)     (2)
------------------------------------------------------------------------------
1  year             $ ---            $ ---     $---             $ ---    $ ---
3  years            $ ---            $ ---     $---             $ ---    $ ---

(1) Assumes redemption at end of period
(2) Assumes no redemption at end of period.

MORE ABOUT RISK
The Portfolios have principal investment strategies that come with inherent risks, as discussed in more detail in the Portfolios' summary of investment goals, strategies and risks. However, the Portfolios may invest in riskier securities or engage in riskier practices to combat or to capitalize on certain market conditions. The following is a list of risks to which the Portfolios may be subject by investing in various types of securities or engaging in various practices.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon change in a company's financial condition and on overall market and economic conditions.

RISK OF SMALL CAPITALIZATION COMPANIES These companies carry special risks, including narrower markets, limited financial and management sources, less liquidity and greater volatility than large company stocks.

MANAGEMENT RISK The risk that a strategy used by a Portfolio's management may fail to produce the intended result.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

EMERGING MARKET RISK The risk associated with securities markets of smaller sizes or with short operating histories. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

LEVERAGE RISK The risk associated with securities or practices (i.e. borrowing) that multiply small index or market movements into large changes in value.

    HEDGED When a derivative security (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa.

    SPECULATIVE    To the extent that a derivative security is not used as a
                   hedge, the fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-income securities, a rise in interest rates typically causes a fall in value.

INFORMATION RISK The risk that key information about a security is inaccurate or unavailable.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may be costly to a Portfolio.

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

EXTENSION RISK The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

VALUATION RISK The risk that a Portfolio has valued certain securities at a higher price than it can sell them for.

PREPAYMENT RISK The risk that unanticipated prepayments may occur, reducing the value of mortgage- or asset-backed securities.

POLITICAL RISK The risk of losses directly attributable to government or political actions.

YEAR 2000 PROBLEM Many computer systems today cannot distinguish between the year 1900 and the year 2000. New England Funds does not currently anticipate that computer problems related to the year 2000 will have a material effect on any Fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets including investments by a Fund or the economy in general.

EURO CONVERSION Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by a Portfolio.

OUR MANAGEMENT TEAM

MEET THE FUNDS' AND PORTFOLIOS' INVESTMENT ADVISERS

The New England Funds family includes    funds with a total of $   billion in
assets. The New England Funds are distributed through New England Funds, L.P. (the "Distributor"). The Funds, along with the New England Stock Funds, the New England Bond Funds, the New England Star Funds and the New England Tax-Free Funds, constitute the "New England Funds." New England Cash Management Trust Money Market Series and New England Tax Exempt Money Market Trust constitute the "Money Market Funds."

NEW ENGLAND FUNDS MANAGEMENT, L.P.
New England Funds Management, L.P., located at 399 Boylston Street, Boston, Massachusetts, 02116, serves as the adviser to the Funds. NEFM is a subsidiary of Nvest Companies, L.P. ("Nvest Companies"), which is part of an affiliated group including Nvest, L.P., a publicly-traded company listed on the New York Stock Exchange. Nvest Companies' 14 principal subsidiary or affiliated asset management firms, collectively, had more than $____ billion in assets under management as of ____________. NEFM oversees, evaluates and monitors the performance of each Fund and furnishes general business management and administration to the Fund. NEFM does not determine what investments will be purchased by any of the Portfolios. Harris Associates and Loomis Sayles makes the investment decisions for the respective Portfolios advised by them.

HARRIS ASSOCIATES L.P.
Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as adviser to The Oakmark Fund, The Oakmark Equity and Income Fund, The Oakmark Select Fund and The Oakmark Small Cap Fund. Harris Associates, a subsidiary of Nvest Companies, manages over $16 billion in assets, and, together with its predecessor, has managed mutual funds since 1970. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

LOOMIS, SAYLES & COMPANY, L.P.
Loomis Sayles, located at One Financial Center, Boston, Massachusetts, 02111, serves as adviser to the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Bond Fund. Loomis Sayles is also a subsidiary of Nvest Companies. Founded in 1926, Loomis Sayles is one of America's oldest and largest investment advisory firms with over $64 billion in assets under management. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

ADVISORY AGREEMENTS

Under the terms of the advisory agreement with each Fund, NEFM WILL NOT RECEIVE ANY MANAGEMENT FEE FROM A FUND, SO LONG AS SUBSTANTIALLY ALL OF THE INVESTABLE ASSETS OF THE FUND ARE INVESTED IN THE SHARES OF ANOTHER MUTUAL FUND. If, however, the Fund's Board of Trustees should vote to change the investment strategy and elect to have NEFM provide portfolio management services to a Fund, either directly or by entering into a subadvisory agreement with another investment advisory firm, then NEFM would receive the following management fee from the Fund as a percentage of the Fund's average daily net assets: 1% for the New England Core Equity Fund, 0.75% of the first $200 million, 0.70% of the next $300 million and 0.65% of amounts in excess of $500 million for the New England Stock and Bond Fund, 1% for the New England Select Fund, 1% for the New England Small Cap Value Fund, 1% for the New England Small Cap Growth Fund and 0.65% of the first $200 million and 0.60% of amounts in excess of $200 million for the New England Total Return Bond Fund.

No management fee would be payable to NEFM by a Fund until written notice of any such change is communicated to the shareholders of the Fund and, in the event of the appointment of a subadviser for a Fund that is affiliated with NEFM, the subadvisory agreement has been approved by the shareholders of the Fund at a special shareholders meeting.

SPECIAL SERVICING AGREEMENT

Under the terms of a Special Servicing Agreement between each Fund and its corresponding Portfolio, the Fund will arrange for all services pertaining to the operation of the Fund, including shareholder servicing and Fund administration. Nvest Services Company, 399 Boylston Street, Boston, Massachusetts 02116, is the transfer and dividend paying agent for the Funds, and is an affiliate of NEFM. Nvest Services Company has subcontracted certain of its obligations as such to State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

Each Portfolio has agreed to pay Nvest Services Company an annual fee equal to 0.12% of the assets that the Fund has invested in that Portfolio. However, the Portfolio will not be required to pay the Fund any amount in excess of the financial benefits to the Portfolio derived from the operation of that Fund. The cost-benefit analysis was initially reviewed by the Trustees of each Portfolio before participating in any Special Servicing Arrangement. For future years, each Portfolio's Trustees will review the Special Servicing Arrangement on an annual basis to determine its continued appropriateness for the Portfolio.

MEET THE PORTFOLIO MANAGERS
ROBERT J. SANBORN                                                  CLYDE S. MCGREGOR
Robert Sanborn has served as Portfolio Manager of The Oakmark      Clyde McGregor has served as Portfolio Manager of The
Fund since August 1991.  Mr. Sanborn, a chartered financial        Oakmark Equity & Income Fund since November 1995.  Mr.
analyst, joined Harris Associates as a Portfolio Manager and       McGregor, a chartered financial analyst, joined Harris
analyst in 1988.  He holds an M.B.A. in finance from the           Associates as an analyst in 1981 and began managing
University of Chicago and a B.A. in economics from Dartmouth       portfolios in 1986.  He holds an M.B.A. in finance from the
College.                                                           University of Wisconsin and a B.A. in economics and
                                                                   religion from Oberlin College.

WILLIAM C. NYGREN                                                  STEPHEN J. REID
William Nygren has served as Portfolio Manager of The Oakmark      Stephen Reid has served as Portfolio Manager of The Oakmark
Select Fund since November 1996.  Mr. Nygren, a chartered          Small Cap Fund since November 1995.  Mr. Reid, a chartered
financial analyst, joined Harris Associates as an analyst in       financial analyst, joined Harris Associates as an
1983 and was its Director of Research from 1990 through April      accountant in 1980 and has been an investment analyst since
1998.  He holds an M.S. in Finance from the University of          1985.  He holds a B.A. in Business from Roosevelt
Wisconsin and a B.S. in Accounting from the University of          University.
Minnesota.

DANIEL J. FUSS                                                     KATHLEEN C. GAFFNEY
Daniel Fuss has served as Portfolio Manager of the Loomis Sayles   Kathleen Gaffney has served as Portfolio Manager of the
Bond Fund since May 1991.   Mr. Fuss is a chartered financial      Loomis Sayles Bond Fund since November 1997.  Ms. Gaffney,
analyst and Executive Vice president, Director and Managing        a chartered financial analyst, joined Loomis Sayles in 1986
Partner of Loomis Sayles.  He began his investment career in       and is now a Vice President of the company.   She holds a
1968 and joined Loomis Sayles in 1976.  He holds a B.S. and an     B.A. from the University of Massachusetts at Amherst.
M.B.A. from Marquette University.

CHRISTOPHER R. ELY                                                 PHILIP C. FINE
Christopher Ely has served as co-Portfolio Manager of the Loomis   Philip Fine has served as co-Portfolio Manager of the
Sayles Small Cap Growth Fund since January 1997. Mr. Ely is a      Loomis Sayles Small Cap Growth Fund since January 1997.
chartered financial analyst and is Vice President of Loomis        Mr. Fine is a chartered financial analyst and is Vice
Sayles.  He began his investment career in 1978 and joined         president of Loomis Sayles.  He began his investment career
Loomis Sayles in 1996.  Prior to joining Loomis Sayles, Mr. Ely    in 1988 and joined Loomis Sayles in 1996.  Prior to joining
was Senior Vice President and Portfolio Manager at Keystone        Loomis Sayles, Mr. Fine was a Vice President and Portfolio
Investment Management Company, Inc.  He holds an B.A. from Brown   Manager at Keystone Investment Management Company, Inc.  He
University and an M.B.A. from Babson College.                      received an A.B. and a Ph.D from Harvard University.

DAVID L. SMITH
David Smith has served as co-Portfolio Manager of the Loomis
Sayles Small Cap Growth Fund since January 1997. Mr. Smith is a chartered financial analyst and is Vice president of Loomis
Sayles.  He began his investment career in 1986 and joined
Loomis Sayles in 1996.  Prior to joining Loomis Sayles, Mr.
Smith was a Vice President and Portfolio Manager at Keystone
Investment Management Company, Inc.  He holds an B.A. from the
University of Massachusetts at Amherst and an M.B.A. from Cornell University.

EXEMPTIVE ORDER
Each Fund has received an Exemptive Order from the Securities and Exchange Commission (the "SEC"), which permits NEFM to enter into new subadvisory agreements with subadvisers that are not affiliated with NEFM if approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits NEFM to amend or continue existing subadvisory agreements when approved by the Fund's Board of Trustees. Shareholders will be notified of any subadviser changes.

PORTFOLIO TRADES In placing Portfolio trades, Harris Associates or Loomis Sayles may use brokerage firms that market the Fund's shares or are affiliated with Nvest Companies, NEFM, Harris Associates or Loomis Sayles. Harris Associates or Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such Portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the relevant Portfolio's Board of Trustees.

OUR FUND SERVICES

INVESTING IN THE FUNDS

CHOOSING A SHARE CLASS

Each Fund offers Class A, Class B and Class C shares to the public. Each class has different costs associated with buying, selling and holding fund shares, which allow you to choose the one that best meets your needs. Which class you choose will depend upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available if you hold your shares in a street name account. Your financial representative can help you decide which class is most appropriate for you.

            CLASS A SHARES

o  You pay a sales charge when you               CLASS B SHARES                                 CLASS C SHARES
   buy Fund shares. There are several
   ways to reduce this charge. See            o  You do not pay a sales charge when          o  You do not pay a sales charge when
   the section entitled "Ways to                 you buy Fund shares. All of your               you buy Fund shares. All of your
   Reduce or Eliminate Sales                     money goes to work for you right               money goes to work for you right
   Charges."                                     away.                                          away.

o  You pay lower annual expenses than         o  You pay higher annual expenses              o  You pay higher annual expenses
   Class B and Class C shares, giving            than Class A shares.                           than Class A shares.
   you the potential for higher
   returns per share.                         o  You will pay a charge on                    o  You will pay a charge on
                                                 redemptions if you sell your                   redemptions if you sell your
o  You do not pay a sales charge on              shares within 6 years of purchase,             shares within 1 year of purchase.
   orders of $1 million or more, but             as described in the section
   you may pay a charge on redemption            entitled "How Sales Charges are             o  Your Class C shares will not
   if you redeem these shares within             Calculated.                                    automatically convert into Class A
   1 year of purchase.                                                                          shares. If you hold your shares
                                              o  Your Class B shares will                       for longer than 8 years, you'll
                                                 automatically convert into Class A             pay higher expenses than other
                                                 shares after 8 years, which                    classes.
                                                 reduces your annual expenses.
                                                                                             o  We will not accept an order for $1
                                              o  We will not accept an order for $1             million or more of Class C shares.
                                                 million or more of Class B shares.             You may, however, order $1 million
                                                 You may, however, order $1 million             or more in Class A shares, which
                                                 or more in Class A shares, which               will have no sales charge and
                                                 will have no sales charge and                  lower annual expenses for that
                                                 lower annual expenses.                         purchase.

For actual past expenses of Class A, B and C shares, see the section entitled "The Funds' Fees and Expenses" earlier in this prospectus.

CERTIFICATES
Certificates will not be automatically issued for any class of shares. Upon written request, you may receive certificates for Class A shares only.

HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES
The price you pay when you buy Class A shares ("offering price") is their net asset value plus a sales charge ("front end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------
                            CLASS A SALES CHARGES
                   All funds (except Total Return Bond Fund)
--------------------------------------------------------------------------------
YOUR INVESTMENT            AS A % OF OFFERING PRICE   AS A % OF YOUR INVESTMENT
--------------------------------------------------------------------------------
Less than   $50,000                  5.75%                     6.10%
$50,000   - $99,999                  4.50%                     4.71%
$100,000 - $249,999                  3.50%                     3.63%
$250,000 - $499,999                  2.50%                     2.56%
$500,000 - $999,999                  2.00%                     2.04%
$1,000,000 or more*                    0%                        0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------
YOUR INVESTMENT            AS A % OF OFFERING PRICE   AS A % OF YOUR INVESTMENT
--------------------------------------------------------------------------------
Less than   $100,000                 4.50%                     4.71%
$100,000  - $249,999                 3.50%                     3.63%
$250,000 -  $499,999                 2.50%                     2.56%
$500,000 -  $999,999                 2.00%                     2.04%
$1,000,000 or more*                   0%                        0%
--------------------------------------------------------------------------------

* For purchases of Class A shares of $1 million or more or purchases by the Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more that have 100 or more eligible employees), there is no front end sales charge, but a contingent deferred sales charge of 1.00% may apply to redemptions of shares within one year of the purchase date. See "Ways to Reduce or Eliminate Sales Charges."

CLASS B SHARES
The offering price of Class B shares is their net asset value, without a front end sales charge. However, there is a contingent deferred sales charge ("CDSC") on shares you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange into Class B shares of another New England Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

             -----------------------------------------------------
                   CLASS B CONTINGENT DEFERRED SALES CHARGES
             -----------------------------------------------------
              YEAR SINCE PURCHASE        CDSC ON SHARES BEING SOLD
             -----------------------------------------------------
                       1st                           5.00%
                       2nd                           4.00%
                       3rd                           3.00%
                       4th                           3.00%
                       5th                           2.00%
                       6th                           1.00%
                    thereafter                         0%
             -----------------------------------------------------

CLASS C SHARES
The offering price of Class C shares is their net asset value, without a front end sales charge. However, Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange into Class C shares of another New England Fund.

             -----------------------------------------------------
                    CLASS C CONTINGENT DEFERRED SALES CHARGES
             -----------------------------------------------------
              YEAR SINCE PURCHASE        CDSC ON SHARES BEING SOLD
             -----------------------------------------------------
                       1st                         1.00%
                    thereafter                       0%
             -----------------------------------------------------

HOW THE CDSC IS APPLIED TO YOUR SHARES
The CDSC is a sales charge you pay when you redeem certain Fund shares.
The CDSC:

  o is calculated based on the number of shares you are selling;

  o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

  o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

  o for year one applies to redemptions through the day one year after the date on which the purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

  o increases in net asset value above the purchase price; or

  o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

EXCHANGES INTO SHARES OF A MONEY MARKET FUND
If you exchange into shares of the Money Market Funds, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another New England Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

WAYS TO REDUCE OR ELIMINATE SALES CHARGES

CLASS A SHARES
REDUCING SALES CHARGES
There are several ways you can lower your sales charge, including:

  o LETTER OF INTENT - allows you to purchase Class A shares of any New England Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases in Class B and Class C shares may be used toward meeting the letter of intent.

  o COMBINING ACCOUNTS - allows you to combine shares of multiple Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another New England Fund.

ELIMINATING SALES CHARGES AND CDSC
Class A shares may be offered without front end sales charges or a CDSC to the following individuals and institutions:

  o Any government entity that is prohibited from paying a sales charge or commission to purchase fund shares;

  o Selling brokers, sales representatives or other intermediaries;

  o Fund trustees and other individuals who are affiliated with any New England Fund including the Money Market Funds (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

  o Participants in certain Retirement Plans with at least 100 members (one-year CDSC may apply);

  o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

  o Investments of $25,000 or more in the Funds by clients of an adviser or subadviser to any New England Fund including the Money Market Funds.

REPURCHASING FUND SHARES
You may apply proceeds from redeeming Class A shares of any New England Fund WITHOUT PAYING A SALES CHARGE to repurchase Class A shares of the same or any other New England Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify New England Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: For federal income tax purposes, A REDEMPTION IS A SALE THAT INVOLVES TAX CONSEQUENCES, EVEN IF THE PROCEEDS ARE LATER REINVESTED. Please consult your tax adviser.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

CLASS A, B OR C SHARES
ELIMINATING THE CDSC
As long as we are notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:
  o to make distributions from a retirement plan;
  o to make payments through a systematic withdrawal plan; or
  o due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or New England Funds.

IT'S EASY TO OPEN AN ACCOUNT

TO OPEN AN ACCOUNT WITH NEW ENGLAND FUNDS:

(1) Read this prospectus carefulLy.

(2) Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

--------------------------------------------------------------------------------
                                                    MINIMUM TO
                                                    OPEN AN
                                                    ACCOUNT USING   MINIMUM FOR
                                MINIMUM TO          INVESTMENT      EXISTING
TYPE OF ACCOUNT                 OPEN AN ACCOUNT     BUILDER         ACCOUNTS
--------------------------------------------------------------------------------
Any account other than those
  listed below                     $2,500              $100            $100
--------------------------------------------------------------------------------
Accounts registered under the
Uniform Gifts to Minors Act or
the Uniform Transfers to
Minors Act                         $2,000              $100            $100
--------------------------------------------------------------------------------
Individual Retirement Accounts
(IRAs)                               $500              $100            $100
--------------------------------------------------------------------------------
Retirement plans with tax
benefits such as corporate
pension, profit sharing and
Keogh plans                          $250              $100           $100
--------------------------------------------------------------------------------
Payroll Deduction Investment
Programs for 401(k), SARSEP,
SEP, SIMPLE, 403(b)(7) and
certain other retirement plans        $25               N/A            $25
--------------------------------------------------------------------------------

(3) Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or New England Funds at 800-225-5478. For more information on New England Funds' investment programs, refer to the section entitled "Additional Investor Services" in this prospectus.

(4) Use the following sections as your guide for purchasing shares.

SELF-SERVICING YOUR ACCOUNT

Buying or selling shares automatically is easy with the services described below:

   NEW ENGLAND FUNDS PERSONAL
    ACCESS LINE(TM)  ("PAL")                  NEW ENGLAND FUNDS INTERNET WEBSite
           800-346-5984                                WWW.MUTUALFUNDS.COM

You have access to your account 24 hours a day by calling PAL from a touch-tone telephone or by visiting us online. By using these customer service options, you may:

  o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

  o view your account balance, recent transactions, Fund prices and recent performance;

  o order duplicate account statements; and

  o obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

BUYING SHARES
                    ---------------------------------------------------------------------------------------------------------------
                                        OPENING AN ACCOUNT                                    ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
THROUGH YOUR
INVESTMENT DEALER

[GRAPHIC OMITTED]        o  Call your investment dealer for information             o  Call your investment dealer for information

BY MAIL

[GRAPHIC OMITTED]        o  Make out a check in U.S. dollars for the investment     o  Make out a check in U.S. dollars for the
                            amount, payable to "New England Funds." Third party        investment amount, payable to "New England
                            checks will generally not be accepted.                     Funds." Third party checks will generally not
                         o  Mail the check with your completed application to          be accepted.
                            New England Funds, P.O. Box 8551, Boston, MA            o  Fill out the detachable investment slip from
                            02266-8551.                                                an account statement. If no slip is
                                                                                       available, include with the check a letter
                                                                                       specifying the Fund name, your share class,
                                                                                       your account number and the registered
                                                                                       account name(s) or to make investing even
                                                                                       easier, you can order more investment slips
                                                                                       by calling 800-225-5478.

BY EXCHANGE

[GRAPHIC OMITTED]        o  The exchange must be for a minimum of $1,000 or for     o  The exchange must be for a minimum of $1,000
                            all of your shares.                                        or for all of your shares.
                         o  Obtain a current prospectus for the Fund into which     o  Call your investment dealer or New England
                            you are exchanging by calling your investment dealer       Funds at 800-225-5478 to request an exchange.
                            or New England Funds at 800-225-5478.                   o  See the section entitled "Exchanging Shares"
                         o  Call your investment dealer or New England Funds to        for more details.
                            request an exchange.
                         o  See the section entitled "Exchanging Shares" for
                            more details.

BY WIRE

[GRAPHIC OMITTED]        o  Call New England Funds at 800-225-5478  to obtain an    o  Instruct your bank to transfer funds to State
                            account number and wire  transfer instructions.            Street Bank & Trust Company, ABA# 011000028,
                            Your bank may charge you for such a transfer.              DDA# 99011538.
                                                                                    o  Specify the Fund name, your share class, your
                                                                                       account number and the registered account
                                                                                       name(s). Your bank may charge you for such a
                                                                                       transfer.

AUTOMATIC INVESTING
THROUGH
INVESTMENT BUILDER

[GRAPHIC OMITTED]        o  Indicate on your application that you would like to     o  Please call New England Funds at 800-225-5478
                            begin an automatic investment plan through                 for a Service Options Form. A signature
                            Investment Builder and the amount of the monthly           guarantee may be required to add this
                            investment ($100 minimum).                                 privilege.
                         o  Send a check marked "Void" or a deposit slip from       o  See the section entitled "Additional Investor
                            your bank account along with your application.             Services."
                            .

THROUGH AUTOMATED
CLEARING HOUSE (ACH)

[GRAPHIC OMITTED]        o  Ask your bank or credit union whether they are a        o  Call New England Funds at 800-225-5478 to add
                            member of the ACH system.                                  shares to your account through ACH.
                         o  Complete the "Telephone Withdrawal and Exchange" and    o  If you have not signed up for the ACH system,
                            "Bank Information" sections on your account                please call New England Funds for a Service
                            application.                                               Options Form. A signature guarantee may be
                         o  Mail your completed application to New England             required to add this privilege.
                            Funds, P.O. Box 8551, Boston, MA 02266-8551.

-----------------------------------------------------------------------------------------------------------------------------------

SELLING SHARES

                          Certain Restrictions may apply. See the section entitled "Restrictions on Buying, Selling and Exchanging Shares."
                          ------------------------------------------------------
                           TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
THROUGH YOUR
INVESTMENT DEALER
                         o  Call your investment dealer for information.

BY MAIL
                         o Write a letter to request a redemption specifying the name of the Fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed, and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing".
                         o The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.
                         o Mail your request to New England Funds, P.O. Box 8551, Boston, MA 02266-8551.
                         o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

BY EXCHANGE
                         o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or New England Funds at 800-225-5478.
                         o  Call New England Funds to request an exchange.
                         o See the section entitled "Exchanging Shares" for more details.

BY WIRE
                         o Fill out the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.
                         o Call New England Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                         o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds.

THROUGH AUTOMATED
CLEARING HOUSE (ACH)
                         o Ask your bank or credit union whether it is a member of the ACH system.
                         o Complete the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.
                         o If you have not signed up for the ACH system on your application, please call New England Funds at 800-225-5478 for a Service Options Form.
                         o Call New England Funds to request a redemption through this system.
                         o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

BY SYSTEMATIC
WITHDRAWAL PLAN
                         o Please refer to the section entitled "Additional Investor Services" or call New England Funds at 800-225-5478 or your financial representative for information.
                         o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

 BY TELEPHONE
                         o You may receive your proceeds by mail, by wire or through ACH (see above).
                         o Call New England Funds at 800-225-5478 to choose the method you wish to use to redeem your shares.

--------------------------------------------------------------------------------

SELLING SHARES IN WRITING

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

  o  your address of record has been changed within the past 30 days;

  o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

  o a proceeds check for any amount is mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public CANNOT provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

  o  a financial representative or securities dealer;

  o  a federal savings bank, cooperative, or other type of bank;

  o  a savings and loan or other thrift institution;

  o  a credit union; or

  o  a securities exchange or clearing agency.

The following table shows some situations in which additional documentation may be necessary. Please call your financial representative or New England Funds regarding requirements for other account types.

--------------------------------------------------------------------------------
SELLER (ACCOUNT TYPE)             REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------
INDIVIDUAL, JOINT, SOLE           o The signatures on the letter must include
PROPRIETORSHIP, UGMA/UTMA           all persons authorized to sign, including
(MINOR ACCOUNTS)                    title, if applicable.
                                  o Signature guarantee, if applicable (see
                                    above).
--------------------------------------------------------------------------------
CORPORATE OR ASSOCIATION          o The signatures on the letter must include
ACCOUNTS                            all persons authorized to sign, including
                                    title.
--------------------------------------------------------------------------------
OWNERS OR TRUSTEES OF             o The signature on the letter must include all
TRUST ACCOUNTS                      trustees authorized to sign, including
                                    title.
                                  o If the names of the trustees are not
                                    registered on the account, please provide a
                                    copy of the trust document certified within
                                    the past 60 days.
                                  o Signature guarantee, if applicable (see
                                    above).
--------------------------------------------------------------------------------
JOINT TENANCY WHOSE CO-TENANTS    o The signatures on the letter must include
ARE DECEASED                        all surviving tenants of the account.
                                  o Copy of the death certificate.
                                  o Signature guarantee if proceeds check is
                                    issued to other than the surviving tenants.
--------------------------------------------------------------------------------
POWER OF ATTORNEY (POA)           o The signature on the letter must include the
                                    attorney-in-fact, indicating such title.
                                  o A signature guarantee.
                                  o Certified copy of the POA document stating
                                    it is still in full force and effect,
                                    specifying the exact fund and account
                                    number, and certified within 30 days of
                                    receipt of instructions.*
--------------------------------------------------------------------------------
QUALIFIED RETIREMENT BENEFIT      o The signature on the letter must include all
PLANS (EXCEPT                       signatures of those authorized to sign
NEW ENGLAND FUNDS                   including title.
PROTOTYPE DOCUMENTS)              o Signature guarantee, if applicable.
                                    (see above)
--------------------------------------------------------------------------------
EXECUTORS OF ESTATES,
ADMINISTRATORS, GUARDIANS,        o The signature on the letter must include
CONSERVATORS                        those authorized to sign, including
                                    capacity.
                                  o A signature guarantee.
                                  o Certified copy of Court Document where
                                    signer derives authority, i.e.: Letters of
                                    Administration, Conservatorship, Letters
                                    Testamentary.*
--------------------------------------------------------------------------------
INDIVIDUAL RETIREMENT             o Additional documentation and distribution
ACCOUNTS (IRAS)                     forms are required.

--------------------------------------------------------------------------------
* Certification may be made on court documents by the Court, usually certified by the Clerk of the Court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange, or a practicing attorney.

EXCHANGING SHARES

In general, you may exchange shares of your Fund for shares of the same class of another New England Fund without paying a sales charge or a CDSC (see the Buying and Selling Shares charts above). In addition, you also may exchange Class B or Class C shares from any New England Fund to Class A shares of the Money Market Funds. An exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

GENERAL
During times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described above.

PURCHASE AND EXCHANGE RESTRICTIONS
Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

SELLING RESTRICTIONS
The table below describes restrictions placed on selling shares of any Fund described in this prospectus:

--------------------------------------------------------------------------------
SITUATION                             RESTRICTION
--------------------------------------------------------------------------------

o When the New York Stock             The Fund may suspend the right of
  Exchange is closed (other than      redemption or postpone payment for more
  a weekend/holiday)                  than 7 days
o During an emergency
o Any other period permitted
  by the SEC

o With a notice of a dispute          The Fund reserves the right to suspend
  between registered owners           account services or refuse transaction
o Suspicion/evidence of a             requests
  fraudulent act

o Detrimental for a Fund to           The Fund may pay the redemption price in
  make cash payments as               whole or part by a distribution in kind of
  determined in the sole              readily marketable securities in lieu of
  discretion of the adviser or        cash or may take up to 7 days to pay a
  subadviser                          redemption request in order to raise
                                      capital

o Fund account falls below a          The Fund may close your account and send
  set minimum (currently              you the proceeds. Shareholders will have
  $1,000 as set by the Fund's         60 days after being notified of the Fund's
  Board of Trustees)                  intention to close the account to increase
                                      the account to the set minimum. This does not apply to certain qualified retirement plans, automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share.

o Redemptions within 10               The Fund may withhold redemption proceeds
  calendar days of purchase by        until the check or funds have cleared.
  check or ACH of the shares
  being redeemed

o Tax-qualified retirement            Telephone redemptions are not accepted for
  plans                               these accounts. If you hold certificates,
o Shares held in certificate          they must be sent with your request for it
  form                                to be honored. The Funds recommend that
                                      certificates be sent by registered mail.

--------------------------------------------------------------------------------

HOW FUND SHARES ARE PRICED

The Funds are mutual funds that invest directly in shares of an underlying mutual fund, which is referred to as a Portfolio in this Prospectus. A Fund gains access to the investment management and research capabilities and the investment strategies of its corresponding Portfolio by investing in shares of that Portfolio at their net asset value. Fund shares are priced by applying the Fund's sales charges and operating expenses to the net asset value of Portfolio shares. Shares of the Portfolios may be available for purchase directly from the Portfolios (or their distributors). Such shares are not subject to initial sales charges or CDSCs, and will generally bear a lower level of expenses than shares of the corresponding Funds. "Net asset value" is the price of one share of a Portfolio without a sales charge, and is calculated each business day using this formula:
                      Total Market Value of Securities + Cash
                          and other assets  - Liabilities
Net Asset Value =     -----------------------------------------
                                 Outstanding shares

The net asset value of Fund shares and Portfolio shares is determined according to this schedule:

  o A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time.

  o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received by the Distributor (plus or minus applicable sales charges as described earlier in this Prospectus).

  o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day which will be based on the net asset value determined on that day.

  o A Fund whose Portfolio is heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

  * Under limited circumstances, the Distributor may enter into a contractual agreement where it may accept orders after 5:00 p.m. and before 8:00 p.m.

Generally, the securities of the underlying Portfolios are valued as follows:

  o EQUITY SECURITIES - most recent sales or quoted bid price as provided by a pricing service.

  o DEBT SECURITIES - based on pricing service valuations.

  o SHORT-TERM OBLIGATIONS - amortized cost (which approximates market value).

  o SECURITIES TRADED ON FOREIGN EXCHANGES - most recent sale/bid price as provided by a pricing service, unless an occurrence after the closing of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Portfolio's Board of Trustees at the close of regular trading on the U.S. Exchange.

  o OPTIONS - last sale price, or if not available, last offering price.

  o FUTURES - unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Portfolios Board of Trustees.

  o ALL OTHER SECURITIES - fair market value as determined by the adviser of the Portfolio under the direction of the Portfolio's Board of Trustees.

The effect of fair value pricing as described above under "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Portfolio's Board of Trustees believes accurately reflects fair value.

DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net investment income in the form of dividends (based on what the Portfolios do). All of the Funds except New England Total Return Bond Fund distribute dividends annually. New England Total Return Bond Fund declares and distributes dividends quarterly. Each Fund distributes all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Portfolio's Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Depending on your investment goals and priorities, you may choose to:

  o participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another New England Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

  o receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or in the same class of another New England Fund.

  o receive all distributions in cash.

Unless you select one of the above options, distributions will automatically be reinvested in shares of the same class of the Fund at net asset value.

For more information or to change your distribution option, contact New England Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a non-retirement plan Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep the 1099 as a permanent record. A fee may be charged for any duplicate information requested.

TAX CONSEQUENCES

Each Fund and each Portfolio intends to meet all requirements of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or ordinary income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. Distributions of net long-term capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at a 20% tax rate for noncorporate shareholders) regardless of how long the shareholder has held Fund shares. Some dividends paid in January may be taxable as if they were received in the previous December.

An exchange of shares for shares of another Fund is treated as a sale, and any resulting gain or loss may be subject to federal income tax. If you purchase shares of a Fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.

The Funds' use of a two tiered fund-of-funds structure could adversely affect the character of distributions to you. You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

COMPENSATION TO SECURITIES DEALERS

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges are Calculated." Each class of Fund shares pays an annual service fee of up to 0.25% of average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of up to 0.75% of average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of up to 0.75% of average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

CLASS A SHARES

The portion of the various fees and expenses for Class A shares that are paid (reallowed) to securities dealers are shown below:

-----------------------------------------------------------------------------------------------------------------------------------
CLASS A INVESTMENTS (All Funds except Total Return Bond Fund)
-----------------------------------------------------------------------------------------------------------------------------------
                                    MAXIMUM                  MAXIMUM                  MAXIMUM                  MAXIMUM
                                    SALES CHARGE             REALLOWANCE OR           FIRST YEAR               FIRST YEAR
                                    PAID BY INVESTORS        COMMISSION               SERVICE FEE              COMPENSATION
INVESTMENT                          (% OF OFFERING PRICE)    (% OF OFFERING PRICE)    (% OF NET INVESTMENT)    (% OF OFFERING PRICE)
Less than $50,000                         5.75%                    5.00%                     0.25%                   5.25%
$50,000 - $99,999                         4.50%                    4.00%                     0.25%                   4.25%
$100,000 - $249,999                       3.50%                    3.00%                     0.25%                   3.25%
$250,000 - $499,999                       2.50%                    2.15%                     0.25%                   2.40%
$500,000 - $999,999                       2.00%                    1.70%                     0.25%                   1.95%

INVESTMENTS OF $1 MILLION OR MORE
First $3 Million                          none                     1.00%(2)                  0.25%                   1.25%
Excess over $3 Million (1)                none                     0.50%(2)                  0.25%                   0.75%

INVESTMENTS WITH NO SALES CHARGE(3)       none                     0.00%                     0.25%                   0.25%


-----------------------------------------------------------------------------------------------------------------------------------
CLASS A INVESTMENTS (Total Return Bond Fund)
-----------------------------------------------------------------------------------------------------------------------------------
                                    MAXIMUM                  MAXIMUM                  MAXIMUM                  MAXIMUM
                                    SALES CHARGE             REALLOWANCE OR           FIRST YEAR               FIRST YEAR
                                    PAID BY INVESTORS        COMMISSION               SERVICE FEE              COMPENSATION
INVESTMENT                          (% OF OFFERING PRICE)    (% OF OFFERING PRICE)    (% OF NET INVESTMENT)    (% OF OFFERING PRICE)
Less than - $100,000                       4.50%                    4.00%                     0.25%                   4.25%
$100,000  - $249,999                       3.50%                    3.00%                     0.25%                   3.25%
$250,000  - $499,999                       2.50%                    2.15%                     0.25%                   2.40%
$500,000  - $999,999                       2.00%                    1.70%                     0.25%                   1.95%

INVESTMENTS OF $1 MILLION OR MORE
First $3 Million                          none                     1.00%(2)                  0.25%                   1.25%
Excess over $3 Million (1)                none                     0.50%(2)                  0.25%                   0.75%

INVESTMENTS WITH NO SALES CHARGE(3)       none                     0.00%                     0.25%                   0.25%

(1) For investments by Retirement Plans, the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million.
(2) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.
(3) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described earlier in this Prospectus.

For Class A shares, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the plan remains in effect.

CLASS B AND CLASS C SHARES

The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares that are paid to securities dealers are shown below:

---------------------------------------------------------------------------------------------------------------
CLASS B & CLASS C INVESTMENTS
---------------------------------------------------------------------------------------------------------------
                                       MAXIMUM REALLOWANCE          MAXIMUM FIRST YEAR      MAXIMUM FIRST YEAR
                                       OR COMMISSION                SERVICE FEE             COMPENSATION
INVESTMENT                            (% OF OFFERING PRICE)        (% OF NET INVESTMENT)   (% OF OFFERING PRICE)
All amounts for Class B                        3.75%                   0.25%                         4.00%
All amounts for Class C                        1.00%                   0.00%                         1.00%
---------------------------------------------------------------------------------------------------------------

COMPENSATION TO SECURITIES DEALERS (CONTINUED)

Each Fund receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the CDSC.

The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.

For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other New England Fund or if the account is registered in street name.

The Distributor may, at its expense, provide additional promotional incentives or payments to dealers who sell shares of the Funds (including in some cases, exclusively to New England Securities Corporation and Metropolitan Life Insurance Company, both affiliates of the Distributor). In some instances, additional compensation is provided to certain dealers who achieve sales goals or who have sold or may sell significant amounts of shares. Such compensation may include (i) full reallowance of the sales charge on the Class A shares; (ii) additional compensation with respect to the sale of Class A, B and C shares; or
(iii) financial assistance programs to dealers in connection with conferences, sales or training programs, seminars, advertising and sales campaigns and/or shareholder services arrangements. Certain broker-dealer firms and their representatives who have sold or may sell significant amounts of shares, or have achieved other objectives, may receive gifts of merchandise and/or incentives of travel and lodging or the payment of these and other expenses incurred in connection with trips to locations, within or outside the U.S., for educational seminars or meetings of a business nature. Membership in the New England Funds President's Council is based on sales achievement and other criteria and may result in the provision of gifts of merchandise, a subscription to a financial publication and participation in sales assistance programs and educational seminars. The participation of broker-dealer firms and their representatives in compensation and incentive programs is at the discretion of each firm. Compensation and incentives shall conform with the applicable rules of the National Association of Securities Dealers, Inc.

ADDITIONAL INVESTOR SERVICES

RETIREMENT PLANS
New England Funds offers a range of qualified retirement plans, including IRAs, SEPs, SARSEPs, SIMPLEs, 401(k) plans, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "Its Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

INVESTMENT BUILDER PROGRAM
This is New England Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more New England Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

DIVIDEND DIVERSIFICATION PROGRAM
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another New England Fund (including the Money Market Funds), subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a sales charge or CDSC on the dividend record date. Before establishing a dividend diversification program into any other New England Fund (including the Money Market Funds), please read its prospectus carefully.

AUTOMATIC EXCHANGE PLAN
New England Funds has an automatic exchange plan under which shares of a class of a fund are automatically exchanged each month for shares of the same class of other New England Funds (including the Money Market Funds). There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.

SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

NEW ENGLAND FUNDS PERSONAL ACCESS LINE(TM)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-346-5984. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use PAL to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

NEW ENGLAND FUNDS INTERNET WEBSITE
Visit us at WWW.MUTUALFUNDS.COM to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

GLOSSARY OF TERMS

BID PRICE -- the price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

BOTTOM-UP ANALYSIS - The search for outstanding performance of individual stocks before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of the products and services.

CAPITAL GAIN DISTRIBUTIONS --- Payments to shareholders of profits earned from selling securities in the fund's Portfolio. Capital gain distributions are usually paid once a year.

CREDIT RATING --- Independent evaluation of a bond's credit-worthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc. Bonds with a credit rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's are generally considered investment grade.

DISCOUNTED PRICE - The difference between a bond's current market price and its face or redemption value.

DIVERSIFICATION --- The strategy of investing in a wide range of companies or industries to reduce the risk if one sector of the market suffers losses.

DIVIDEND YIELD --- The current or estimated annual dividend divided by the market price per share of a security.

DURATION --- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

EARNINGS GROWTH - A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock price to rise.

FUNDAMENTAL ANALYSIS - An analysis of the balance sheet and income statements of companies in order to forecast their future stock price movements. Fundamental analysts consider past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, these analysts assess whether a particular stock or group of stocks is undervalued or overvalued at the current market price.

GROWTH INVESTING --- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

INCOME DISTRIBUTIONS --- Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

INFLATION --- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

INTEREST RATE - rate of interest charged for the use of money, usually expressed at an annual rate. The rate is derived by dividing the amount of interest by the amount of principal borrowed.

MARKET CAPITALIZATION --- The total amount of a company's long-term financing, including stock, bonds and retained earnings. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. The capitalization figures may vary depending on the Index being used and/or the guidelines used by a Portfolio Manager.

MATURITY --- The final date on which the payment of a debt instrument (i.e. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

NET ASSET VALUE (NAV) --- The market value of one share of a mutual fund on any given day without sales charge or CDSC. It is determined by dividing the fund's total net assets by the number of shares outstanding.

PRICE-TO-BOOK RATIO - Current market price of a stock divided by its book value, or net asset value, of the stock.

PRICE-TO-EARNINGS RATIO --- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation (i.e. earnings-to-price ratio).

RETURN ON EQUITY - The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectually their money is being employed.

TECHNICAL ANALYSIS - The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. This analysis uses charts or computer programs to identify and project price trends in a market, security, fund or futures contract.

TOP-DOWN APPROACH - The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that should benefit from those trends.

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of the fund.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than growth stocks.

VOLATILITY - The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

YIELD - The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based on a formula developed by the SEC.

YIELD-TO-MATURITY - The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

If you would like more information          NEW ENGLAND FUNDS
about the Funds, the following
documents are available free upon
request:
                                            NEW ENGLAND CORE EQUITY FUND
                                            NEW ENGLAND STOCK AND BOND FUND
ANNUAL AND SEMIANNUAL REPORTS -             NEW ENGLAND SELECT FUND
Provide additional information              NEW ENGLAND SMALL CAP VALUE FUND
about each Funds' investments. Each         NEW ENGLAND SMALL CAP GROWTH FUND
report includes a discussion of the         NEW ENGLAND TOTAL RETURN BOND FUND
market conditions and investment
strategies that significantly
affected the Fund's performance
during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
(SAI) - Provides more detailed
information about the Funds, has
been filed with the Securities and
Exchange Commission and is
incorporated into this prospectus
by reference.

-----------------------------------
To order a free copy of a Fund's
annual or semiannual report or the
SAI, contact your financial
representative or the Funds at:

New England Funds, L.P.
399 Boylston Street
Boston, Massachusetts 02116
Telephone:  800-225-5478
Internet:  www.mutualfunds.com

Your financial representative or
New England Funds will also be
happy to answer your questions or
to provide any additional
information that you may require.

-----------------------------------

You can review the Funds' reports
and SAIs at the Public Reference
Room of the Securities and Exchange
Commission. Text-only copies are
available free from the
Commission's Internet website at:
www.sec.gov.

Copies of these publications are
also available for a fee by writing
or calling the Public Reference
Room of the SEC, Washington, D.C.
20549-6009 Telephone: 800-SEC-0330



New England Funds, L.P., and other
firms selling shares of New England
Funds are members of the National
Association of Securities Dealers,
Inc. (NASD). As a service to
investors, the NASD has asked that
we inform you of the availability
of a brochure on its Public
Disclosure Program. The program
provides access to information
about securities firms and their
representatives. Investors may
obtain a copy by contacting the
NASD at 800-289-9999 or by visiting                       (Investment Company
their website at www.NASDR.com.                           Act file no. 811-7345)

NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                          New England Core Equity Fund
                         New England Stock and Bond Fund
                             New England Select Fund
                        New England Small Cap Value Fund
                        New England Small Cap Growth Fund
                       New England Total Return Bond Fund


                       STATEMENT OF ADDITIONAL INFORMATION

                                 March   , 1999

         This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the New England Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Funds dated
[        ], 1999 for Class A, Class B or Class C shares, (the "Prospectus"). The
Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from New England Funds, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling New England Funds at 800-225-5478 or by placing an order online at www.mutualfunds.com.

         New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Bond Fund are non-diversified series of New England Funds Trust III, a registered open-end management investment company (the "Trust"). Capitalized terms not otherwise defined herein have the same meaning as in the Prospectus.

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES......................................    1

MANAGEMENT OF THE  TRUST................................................   10

PORTFOLIO TRANSACTIONS AND BROKERAGE ...................................   17

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES........................   19

HOW TO BUY SHARES.......................................................   21

NET ASSET VALUE AND PUBLIC OFFERING PRICE...............................   22

REDUCED SALES CHARGES...................................................   22

SHAREHOLDER SERVICES....................................................   25

REDEMPTIONS.............................................................   29

STANDARD PERFORMANCE MEASURES...........................................   32

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS.............   36

MISCELLANEOUS INVESTMENT PRACTICES OF THE PORTFOLIOS ...................   39

APPENDIX A..............................................................  A-1

APPENDIX B..............................................................  B-1

APPENDIX C..............................................................  C-1

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

GENERAL INVESTMENT OBJECTIVES AND POLICIES

         To achieve their investment objectives, each Fund invests in a particular mutual fund offered by either Harris Associates L.P. ("Harris Associates") or Loomis, Sayles & Company, L.P. ("Loomis Sayles"), each a "Portfolio." Harris Associates is the primary investment adviser of The Oakmark Fund, The Oakmark Equity and Income Fund, The Oakmark Select Fund and The Oakmark Small Cap Fund, and is an affiliated investment management subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Loomis Sayles is the primary investment adviser of the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Bond Fund and is also an affiliated investment management subsidiary of Nvest Companies. Achievement of each Fund's objective as set forth below cannot be assured.

         THE INVESTMENT OBJECTIVES OF THE SIX FUNDS ARE AS FOLLOWS:

NEW ENGLAND CORE EQUITY FUND (THE "CORE EQUITY FUND")

         The Core Equity Fund seeks long term capital appreciation. The Fund pursues this goal by investing all or substantially all of its assets in The Oakmark Fund.

NEW ENGLAND STOCK AND BOND FUND (THE "STOCK AND BOND FUND")

         The Stock and Bond Fund seeks high current income as well as preservation and growth of capital. The Fund pursues this goal by investing all or substantially all of its assets in The Oakmark Equity and Income Fund.

NEW ENGLAND SELECT FUND (THE "SELECT FUND")

         The Select Fund seeks long-term capital appreciation. The Fund pursues this goal by investing all or substantially all of its assets in The Oakmark Select Fund.

NEW ENGLAND SMALL CAP VALUE FUND (THE "SMALL CAP VALUE FUND").

         The Small Cap Value Fund seeks long-term capital appreciation. The Fund pursues this goal by investing all or substantially all of its assets in The Oakmark Small Cap Fund.

NEW ENGLAND SMALL CAP GROWTH FUND (THE "SMALL CAP GROWTH FUND")

         The Small Cap Growth Fund seeks long term capital growth. The Fund pursues this goal by investing all or substantially all of its assets in the Loomis Sayles Small Cap Growth Fund.

NEW ENGLAND TOTAL RETURN BOND FUND (THE "TOTAL RETURN BOND FUND")

         The Total Return Bond Fund seeks high total investment return through a combination of current income and capital appreciation. The Fund pursues this goal by investing all or substantially all of its assets in the Loomis Sayles Bond Fund.

         THE PORTFOLIOS

         The Prospectus sets forth the principal investment strategies employed by the Portfolios in attempting to achieve their respective goals. The following paragraphs describe those strategies that are not considered primary for each
Portfolio:

THE OAKMARK FUND

         The Oakmark Fund seeks long-term capital appreciation by investing primarily in equity securities.

         Along with engaging in its primary strategies, the Portfolio may also invest in repurchase agreements, participate in short sales against the box, engage in currency exchange transactions, invest in other investment companies, purchase when-issued and forward commitment securities, acquire securities in private placements and purchase call or put options.

         The Portfolio may also hold cash or purchase money market and/or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its goal.

THE OAKMARK EQUITY AND INCOME FUND

         The Oakmark Equity and Income Fund Seeks high current income and preservation and growth of capital by investing in a diversified selection of equity and fixed-income securities.

         Along with engaging in its primary strategies, the Portfolio may also invest in repurchase agreements, participate in short sales against the box, engage in currency exchange transactions, invest in other investment companies, purchase when-issued and forward commitment securities, lend its portfolio securities, acquire securities in private placements and purchase call or put options.

         The Portfolio may also hold cash or purchase money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its goal.

THE OAKMARK SELECT FUND

         The Oakmark Select Fund seeks long-term capital appreciation by investing primarily in a non-diversified portfolio of equity securities.

         Along with engaging in its primary strategies, the Portfolio may also invest in repurchase agreements, participate in short sales against the box, engage in currency exchange transactions, invest in other investment companies, purchase when-issued and forward commitment securities, lend its portfolio securities, acquire securities in private placements and purchase call or put options.

         The Portfolio may also hold cash or purchase money market and/or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its goal.

THE OAKMARK SMALL CAP FUND

         The Oakmark Small Cap Fund seeks long-term capital appreciation by investing primarily in equity securities.

         Along with engaging in its primary strategies, the Portfolio may also invest in repurchase agreements, participate in short sales against the box, engage in currency exchange transactions, invest in other investment companies, purchase when-issued and forward commitment securities, lend its portfolio securities, acquire securities in private placements and purchase call or put options.

         The Portfolio may also hold cash or purchase money market and/or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its goal.

LOOMIS SAYLES SMALL CAP GROWTH FUND

         Loomis Sayles Small Cap Growth Fund's objective is long-term capital growth from investments in common stocks or their equivalent.

         The Portfolio may also engage in foreign currency hedging transactions, options and futures transactions, securities lending, and purchase Rule 144A securities.

         The Portfolio may hold cash or purchase fixed-income and any other securities deemed appropriate by Loomis Sayles for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its goal.

         The Portfolio may also engage in active and frequent trading of securities, leading to high turnover rates. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains. Such practices may lower the Portfolio's return.

LOOMIS SAYLES BOND FUND

         Loomis Sayles Bond Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

         Fixed-income securities other than those in which the Fund primarily invests in include commercial paper, Rule 144A securities and repurchase agreements. The Portfolio may also engage in options and futures transactions, foreign currency hedging transactions and swap transactions.

         The Portfolio may hold cash or purchase fixed-income and any other securities deemed appropriate by Loomis Sayles for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its goal.

RISK FACTORS OF THE PORTFOLIOS

         In pursuing its respective investment objective, each of the Portfolios is permitted to engage in a wide range of investment activities. The Portfolios risks are determined by the nature of the securities held and the management activities used by their respective advisers and subadvisers. Certain of these policies are described in the section entitled "Miscellaneous Investment Practices of the Portfolios" and further information about the Portfolios is contained in the statement of additional information as well as the prospectuses of such Portfolios. Because each Fund invests in one of the Portfolios, shareholders of each Fund will be affected by these investment policies.

INVESTMENT RESTRICTIONS OF THE FUNDS

The investment restrictions set forth below are fundamental policies of each Fund and, accordingly, without the approval of the holders of a majority of the outstanding shares of each Fund, each Fund will not:

1. With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer. This limitation does not apply to Government Securities (as defined in the 1940 Act) ("U.S. Government Securities") as long as this does not prevent the Fund from investing all or substantially all of its assets in shares of another investment company;

2. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer as long as this does not prevent the Fund from investing all or substantially all of its assets in shares of another investment company;

3. As long as this does not prevent the Fund from investing all or substantially all of its assets in shares of another investment company, invest more than 25% of its total assets in any one industry. This restriction does not apply to U.S. Government Securities. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations;

4. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act;

5. Borrow money except for temporary or emergency purposes; provided, however, that each Fund may loan its securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost;

6. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies. This restriction does not apply to repurchase agreements or loans of portfolio securities;

7. Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities law;

8. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

9. Purchase or sell commodities, except that each Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

10. Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

         Unless otherwise indicated, the objective and investment policies of the Funds are not fundamental and may be changed without shareholder approval. Approval by the shareholders of each Fund requires approval by the holders of a majority of the outstanding shares of the Fund. As used in this Statement, the term "majority of the outstanding shares" of the Fund means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares of the Fund.

         The percentages and percentage limitations set forth above in the Statement, other than with respect to restriction (5) pertaining to borrowing, will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. Restrictions (4) and (10) shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (the "SEC"). Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

         In addition, it is contrary to each Fund's present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are illiquid securities and therefore subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper, that the Fund's adviser has determined to be liquid under procedures approved by the Funds' Board of Trustees.

INVESTMENT RESTRICTIONS OF THE PORTFOLIOS

         In addition to its investment goal and policies set forth in its Prospectus, the following investment restrictions are policies of each Portfolio advised by HARRIS ASSOCIATES (The Oakmark Fund, The Oakmark Equity and Income Fund, The Oakmark Select Fund, and The Oakmark Small Cap Fund), and those marked with an asterisk are fundamental policies of each Portfolio:

Each Portfolio advised by Harris Associates will not:

         *1. [This Restriction does not apply to Oakmark Select Fund] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. Government Securities;

         *2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

         *3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. Government Securities;

         *4. Borrow money except from banks for temporary or emergency purpose in amounts not exceeding 10% of the value of a Portfolio's assets at the time of borrowing (a Portfolio will not purchase additional securities when its borrowings, less receivable from Portfolio securities sold, exceed 5% of the value of a Portfolio's total assets];

         *5. Issue any senior security except in connection with permitted borrowings;

         *6. Underwrite the distribution of securities of other issuers, however a Portfolio may acquire "restricted" securities which, in the event of a resale, might be required to be registered under Securities Act of 1933 on the ground that a Portfolio could be regarded as an underwriter as defined by that act with respect to such resale;

         *7. Make loans, but this restriction shall not prevent a Portfolio from (a) investing in debt obligations, (b) investing in repurchase agreements(1), or (c) [Portfolios other than The Oakmark Fund] lending its securities [a Portfolio will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)];

--------
(1) A repurchase agreement involves a sale of securities to a Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses. No Portfolio may invest more than 15% of its net assets in illiquid securities which include repurchase agreements maturing in more than seven days.

         *8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

         *9. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

         *10. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger consolidation or other reorganization;(2)

         11. Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

         12. Invest in companies for the purpose of management or the exercise of control;

         13. Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

         14. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

         15. Invest more than 2% of its assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction;

         16. [The Oakmark Fund, The Oakmark Select Fund and The Oakmark Small Cap Fund only] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depository Receipts ("ADRs")) [The Oakmark Equity and Income Fund only]. Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by ADRs)(3);

--------
(2) In addition to this investment restriction, the 1940 Act provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (value at the time of investment) in all investment company securities purchased by the Fund. Investment in the shares of another investment company would require the fund to bear a portion of the management and advisory fees paid by the investment company, which might duplicate the fees paid by the Fund.

(3) Although securities represented by ADRs are not subject to restriction 16, none of these Portfolios has any present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

         17. Make short sales of securities unless the Portfolio owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities;

         18. Purchase a call option or put option if the aggregate premium paid for all call and put options then held exceeds 20% of its net assets (less the amount by which any such positions are in-the-money);

         19. Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

         The fundamental restrictions noted above (except for the bracketed portions) may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% of the shares of the Portfolio present a meeting if more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. Those restrictions not designated as "fundamental" which includes a Portfolio's investment objective, may be changed by the board of Trustees without shareholder approval. However, a Portfolio's investment objective will not be changed without at least 30 days notice to shareholders.

         Notwithstanding the investment restrictions set forth above, a Portfolio may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Portfolio other than The Oakmark Select Fund which is a non-diversified open-end management investment company, that such purchase will not result in the Portfolio's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Portfolio's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly a Portfolio may not always realize full value on the sale of rights. The exception to this general rule applies in cases where the limits set forth in the investment restrictions section of this Statement would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Portfolio's securities with the result that the Portfolio would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.



In addition to its investment goal and policies set forth in its Prospectus, the following investment restrictions are policies of each Portfolio advised by LOOMIS SAYLES (the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Bond Fund), and those marked with an asterisk are fundamental policies of each
Portfolio:

Each Portfolio advised by Loomis Sayles will not:

         1. Invest in companies for the purpose of exercising control or management.

         *2. Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         *3. Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent any Portfolio from engaging in transactions in future contracts relating to securities index, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

         *4. Make loans, except that Loomis Sayles Small Cap Growth Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither
              (i) entering into repurchase agreements(4) nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)

--------
(4) Although the Portfolios have no current intentions of investing in repurchase agreements, they intend, based upon the views of the staff of the SEC, to restrict their investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

         5. With respect to 75% of a Portfolio's assets, purchase any security (other than a U.S. Government Security) if, as a result, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer.

         6. With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

         7. Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that each Portfolio may pledge assets having a value not exceeding 10% of its total assets to secure borrowings permitted by restriction (9) below. (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts options on futures contracts and with respect to initial and variation margin deemed to be a pledge or other encumbrance of assets.)

         *8. Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.) Tax-exempt securities issued by governments or political subdivisions of governments are not subject to this restriction, since such issuers are not members of any industry.

         *9. Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

         10. Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions); or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold.)

         11. Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.

         12. Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Portfolio's net assets (based on current value) would then be invested in such securities.

         13. Write or purchase put options, call options or combinations of both except that each Portfolio may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put options and call options on securities and
              (3) write, purchase and sell put options and call options on currencies and may enter into currency forward contracts.

         *14. Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: (i) any pledge or other encumbrance of assets permitted by restriction (7) above;
              (ii) any borrowing permitted by restriction (9) above; (iii) any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and (iv) the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.)

         The investment policies of each Loomis Sayles Portfolio set forth in its Prospectus and in its Statement of Additional Information may be changed by the Portfolio's adviser, subject to review and approval by its respective Trust's Board of Trustees, without shareholder approval except that the investment objective of each Portfolio as set forth in its Prospectus and any Portfolio policy explicitly identified above as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Portfolio (which in its Prospectus and its Statement of Additional Information means the lesser of (i) 67% of the shares of that Portfolio represented at a meeting at which 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in their Prospectuses will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

         The Funds are governed by a Board of Trustees which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

TRUSTEES

         Trustees of the Trusts and their ages (in parentheses), addresses and principal occupations during the past five years are as follows:

GRAHAM T. ALLISON, JR.--Trustee (58); 79 John F. Kennedy Street, Cambridge,
         Massachusetts 02138; Member of the Contract Review Committee for the Trust; Douglas Dillon Professor and Director for the Center of Science and International Affairs, John F. Kennedy School of Government; Special Advisor to the United States Secretary of Defense; formerly, Assistant Secretary of Defense; formerly, Dean, John F. Kennedy School of Government.

DANIEL M. CAIN -- Trustee (53); 452 Fifth Avenue, New York, New York 10018;
         Member of the Audit Committee for the Trust; President and CEO, Cain Brothers & Company, Incorporated (investment banking); formerly, Trustee, Universal Health Realty Income Trust; Chairman, Inter Fish, Inc. (an aqua culture venture in Barbados).

KENNETH J. COWAN -- Trustee (67); One Beach Drive, S.E. #2103, St. Petersburg,
         Florida 33701; Member of the Contract Review Committee for the Trust; Retired; Director, A Young Woman's Residence; formerly, Senior Vice President-Finance and Chief Financial Officer, Blue Cross of Massachusetts, Inc. and Blue Shield of Massachusetts, Inc.; formerly, Director, Neworld Bank for Savings and Neworld Bancorp.

RICHARD DARMAN -- Trustee (56); 1001 Pennsylvania Avenue, N.W., Washington, D.C.
         20004; Member of the Contract Review Committee for the Trust; Partner, and former Managing Director, The Carlyle Group (investments); Public Service Professor, Harvard Graduate School of Government; Trustee, Council for Excellence in Government (not for profit); Director, Frontier Ventures (personal investment); Director, Telcom Ventures (telecommunications); Director, Genesis Cable (cable communications); Director, Prime Communications (cable communications); Director, Neptune Communications (undersea cable systems); Director, Sequana Therapeutics (biotechnology); formerly, Director of the U.S. Office of Management and Budget and a member of President Bush's Cabinet; formerly, Director, HighwayMaster Communications (mobile communications).

SANDRA O. MOOSE -- Trustee (57); 135 E. 57th Street, New York, New York 10022;
         Member of the Audit Committee for the Trust; Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting); Director, GTE Corporation (communications services); Director, Rohm and Haas Company (specialty chemicals).

JOHN A. SHANE -- Trustee (66); 200 Unicorn Park Drive, Woburn, Massachusetts
         01801; Member of the Audit Committee for the Trust; President, Palmer Service Corporation (venture capital organization); General Partner, Palmer Partners L.P.; Director, Abt Associates, Inc. (consulting firm); Director, Arch Communications Group, Inc. (paging service); Director, Dowden Publishing Company, Inc. (publisher of medical magazines); Director, Eastern Bank Corporation; Director, Gensym Corporation (developer of expert system software); Director, Overland Data, Inc. (manufacturer of computer tape drives); Director, United Asset Management Corporation (holding company for institutional money management).

PETER S. VOSS* -- Chairman of the Board, Chief Executive Officer and Trustee
         (52); President and Chief Executive Officer, Nvest, L.P. and Nvest Companies, L.P. ("Nvest Companies"); Chairman of the Board and Director, President and Chief Executive Officer, Nvest Corporation; Chairman of the Board and Director, NEF Corporation; Chairman of the Board and Director, BBAI; formerly, Director, New England Life Insurance Company ("NELICO").

PENDLETON P. WHITE -- Trustee (67); 6 Breckenridge Lane, Savannah, Georgia
         31411; Member of the Contract Review Committee for the Trust; Retired; formerly, President and Chairman of the Executive Committee, Studwell Associates (executive search consultants); formerly, Trustee, The Faulkner Corporation (community hospital corporation).

 * Trustee deemed an " interested person" of the Trust, as defined in the 1940 Act.

         The Contract Review and Governance Committee of the New England Funds is comprised solely of disinterested Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Funds, and governance matters relating to the Funds.

         The Audit and Transfer Agent and Shareholders Services Committee of the New England Funds is comprised solely of disinterested Trustees and considers matters relating to the scope and results of the Funds' audits and serves a forum in which the independent accountants can raise any issues or problems with the Board identified in the audits. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and IRS regulations as well as operational issues relating to the transfer agent.

OFFICERS

         Officers of the Trusts, in addition to Mr. Voss, and their ages (in parentheses) and principal occupations during the past five years are as follows:

BRUCE R. SPECA -- President (43); Executive Vice President, NEF Corporation;
         President and Chief Executive Officer, New England Funds, L.P.; President and Chief Executive Officer, NEFM.

PAUL C. MCCLINTOCK -- Assistant Treasurer (33); Assistant Vice President, New
         England Funds, L.P.; Assistant Vice President, NEFM; formerly, Fund Manager, Investors Bank & Trust (mutual fund custodian).

JOHN E. PELLETIER -- Secretary and Clerk (34); Senior Vice President and
         General Counsel, NEF Corporation; Senior Vice President and General Counsel, New England Funds, L.P.; Senior Vice President and General Counsel, NEFM; Executive Vice President and General Counsel, NEFSCO; formerly, Senior Vice President and General Counsel, Funds Distributor, Inc. (mutual funds service company); formerly, Counsel, The Boston Company Advisors, Inc.; formerly, Associate, Ropes & Gray (law firm).

         Previous positions during the past five years with NELICO or Metropolitan Life Insurance Company ("MetLife"), New England Funds, L.P. or NEFM are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated below under "Trustee Fees," each of the Trusts' trustees is also a trustee of certain other investment companies for which New England Funds. L.P. acts as principal underwriter. Except as indicated above, the address of each trustee and officer of the Trusts is 399 Boylston Street, Boston, Massachusetts 02116.

TRUSTEE FEES
         The Trusts pay no compensation to their officers or to their trustees who are interested persons thereof.

         Each trustee who is not an interested person of the Trusts receives, in the aggregate for serving on the boards of the Trusts and New England Cash Management Trust and New England Tax Exempt Money Market Trust (all five trusts collectively, the "New England Funds Trusts"), comprising as of May 1, 1998 a total of 23 mutual fund portfolios, a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the boards he or she attends. Each committee member receives an additional retainer fee at the annual rate of $6,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the committee member retainer fee) at the annual rate of $4,000. These fees are allocated among the mutual fund portfolios in the New England Funds Trusts based on a formula that takes into account, among other factors, the net assets of each fund.

         During the fiscal year ended December 31, 1998, the trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and for also serving as trustees of the other New England Funds Trusts.

                                                                                Pension or
                            Aggregate        Aggregate         Aggregate        Retirement
                          Compensation      Compensation     Compensation        Benefits                        Total Compensation
                              from              from           from New      Accrued as Part                          from the
                           New England      New England      England Funds       of Fund          Estimated       New England Funds
                          Funds Trust I    Funds Trust II      Trust III         Expenses      Annual Benefits         Trusts
     Name of Trustee         in 1998          in 1998           in 1998          in 1998       Upon Retirement         in 1998
     ---------------         -------          -------           -------          -------       ---------------         -------
Graham T. Allison, Jr.          $                $                 $                $0                $0                  $
Daniel M. Cain                  $                $                 $                $0                $0                  $
Kenneth J. Cowan                $                $                 $                $0                $0                  $
Richard Darman                  $                $                 $                $0                $0                  $
Sandra O. Moose                 $                $                 $                $0                $0                  $
John A. Shane                   $                $                 $                $0                $0                  $
Pendleton P. White              $                $                 $                $0                $0                  $

         The Funds provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

         As of April 10, 1998, the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of each Fund.

         As of November 16, 1998, there were no shares of any Fund outstanding.

ADVISORY AGREEMENT

         Under each Fund's advisory agreement between the Trust and New England Funds Management, L.P. ("NEFM"), on behalf of the Fund, NEFM will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. NEFM will invest all or substantially all of the assets of a Fund in a registered, open-end management company, or sources thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act. NEFM is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional investment research as is necessary to manage the Fund's assets in accordance with the investment objectives and policies.

         Each Fund's advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as far as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of outstanding voting securities of the relevant Fund and by a vote of the majority of the Trustees of the Trust who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each advisory agreement may be terminated without penalty by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days written notice, or by the Fund's advisor upon 90 days' written notice, and each terminates automatically in the event of its assignment. In addition, each advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by New England Funds, L.P. to eliminate all reference to the words "New England" or the letters "NEFM" in the name of the Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or the Fund's adviser.

         Each advisory agreement provides that the adviser shall not be subject to any liability in connection with the performance of its service thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         NEFM, formed in 1995, is a limited partnership whose sole general partner, NEF Corporation, is a wholly-owned subsidiary of Nvest Holdings, L.P. ("Nvest Holdings"), which in turn is a wholly-owned subsidiary of Nvest Companies. NEF Corporation is also the sole general partner of New England Funds, L.P., (the "Distributor") and the sole shareholder of New England Fund Service Corporation ("NEFSCO"), the transfer and dividend disbursing agent of the Funds. Nvest Companies owns the entire limited partnership interest in each of NEFM and New England Funds, L.P.

         Nvest Companies' managing general partner, Nvest Corporation, is a wholly-owned subsidiary of MetLife New England Holdings, Inc., which in turn is a wholly-owned subsidiary of MetLife, a mutual life insurance company. MetLife owns approximately 46% (and in the aggregate, directly and indirectly, approximately 47%) of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P. The fourteen principal subsidiary or affiliated asset management firms of Nvest Companies, collectively, have more than $__________ billion of assets under management or administration as of
____________.

SPECIAL SERVICING AGREEMENT

         Under the terms of the Special Servicing Agreement (the "Service Agreement") between each Fund and its corresponding Portfolio, a Fund will arrange for all services pertaining to the operation of the Fund, including shareholder servicing and fund administration. Each Portfolio has agreed to pay a Fund an annual fee equal to 0.12% of the assets that a Fund has invested in that Portfolio. However, the Portfolio will not be required to pay a Fund any amount in excess of the financial benefits derived from the operation of that Fund.

         The cost-benefit analysis was initially reviewed by the Trustees of each Portfolio before participating in any Service Agreement. For future years, there will be an annual review of the Service Agreement to determine its continued appropriateness for each Portfolio.

         The Trust has received an order from the Securities and Exchange Commission (the "Order") pursuant to Section 17(d) and Rule 17d-1 under the 1940 Act which permits a Fund to invest all or substantially all of its assets in a single underlying fund pursuant to Section 12(d)(1)(E) of the 1940 Act. Pursuant to such Order each Fund has entered into a Service Agreement with an underlying fund wherein certain shareholder related expenses of the Fund will be borne by the underlying fund. The Service Agreement entered into between a Fund and an underlying fund, and any payments made to a Fund under the Service Agreement, must be approved annually by the Trustees of the underlying fund, including a majority of the Trustees who are not interested persons as defined under the 1940 Act.

EXPENSE CAP AGREEMENT

         Pursuant to an Expense Cap Agreement entered into between NEFM and each Fund, NEFM bears the expenses of a Fund (other than the expenses paid for a by a Portfolio under the Special Servicing Agreement and interest, taxes and extraordinary expenses) in excess of 0.10% annually of a Fund's average daily net assets, subject to the obligation of a Fund to repay NEFM such expenses in future years, if any, when a Fund's expenses fall below 0.10% of the Fund's average daily net assets. Such deferred expenses may be charged to a Fund in subsequent year to the extent that the charge does not cause the total expenses of the Fund in such year to exceed the Fund's stated expense limit; however, no Fund is obligated to repay any expense paid by NEFM more than two years after the end of the fiscal year in which such expense was incurred. The Expense Cap Agreement is effective for a period of two years and may only be amended by a majority vote of the interested Trustees of the Trust as that term is defined in the 1940 Act.

DISTRIBUTION AGREEMENT AND RULE 12B-1 PLANS.

         Under an agreement with the Trust, New England Funds, L.P. , serves as the general distributor of each class of shares of the Funds. Under this agreement, New England Funds, L.P. is not obligated to sell a specific number of shares of any Fund. New England Funds, L.P. bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders.

         New England Funds, L.P. is compensated under the agreement through receipt of the sales charges on Class A shares described below under "Net asset Value and Public Offering Price" and is paid by the Funds, or the Underlying Portfolios under the Service Agreement, the service and distribution fees described in the Prospectus.

         As described in the Prospectus, each fund has adopted Rule 12b-1 plans (the "Plans") for its Class A, Class B and Class C shares which, among other things, permit it to pay the Fund's Distributor monthly fees out of its net assets. Pursuant to Rule 12b-1 under the 1940 Act, the Plan was approved by the shareholders of each Fund, and (together with related Distribution Agreement) by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or the Distribution Agreement (the "Independent Trustees").

         The Plans may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. The Plans may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trust's Board of Trustees review quarterly a written report of such costs as well as the purposes for which such costs have been incurred. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

         The Distributor has entered into selling agreements with investment dealers, including New England Securities, an affiliate of the Distributor, for the sale of the Funds' shares. New England Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act"), as amended. The Distributor may at its expense pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor.

         The Distribution Agreement for the Funds may be terminated at any time upon 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Independent Trustees.

         The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

         With the exception of the Distributor, New England Securities and their direct and indirect corporate parents, no interested person of the Trust nor any trustee of the Trust has any direct or indirect financial interest in the operation of the Plans or any related agreement.

         Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention,
(3) enhanced bargaining position with third party service providers and economies of scale arising from having higher asset levels and (4) portfolio management opportunities arising from having an enhanced positive cash flow.

         The Distributor controls the words "New England" in the names of the Trust and the Funds and if it should cease to be the distributor, the Trust or the affected Fund may be required to change their names and delete these words or letters. The Distributor also acts as general distributor for New England Funds Trust I, New England Funds Trust II, New England Cash Management Trust and New England Tax Exempt Money Market Trust.

         Proceeds from the Contingent Deferred Sales Charge ("CDSC") on Class A and Class C shares are paid to the Distributor and are used to defray the expenses for services that it provides the Trust. Proceeds from the CDSC on Class B shares are paid to New England Funds, L.P. and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P.

CUSTODIAL ARRANGEMENTS

           State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As such, State Street Bank holds in safekeeping certified securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

INDEPENDENT ACCOUNTANTS

         The Trust's independent accountants are PricewaterhouseCoopers, LLP, 160 Federal Street, Boston, Massachusetts, 02110. The independent accountants of the Trust conduct an annual audit of that Trust's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trust as to matters of accounting and federal and state income taxation.

OTHER ARRANGEMENTS

         Pursuant to a contract between the Funds and New England Funds, L.P., New England Funds, L.P. acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. The Funds pay an annual per-account fee to New England Funds, L.P. for these services in the amount of $[ ], which fees are anticipated to be assumed by the Portfolios pursuant to the Service Agreement. New England Funds, L.P. has subcontracted with State Street Bank for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, New England Funds, L.P. pays BFDS a monthly per account fee of $[ ].

         In addition, New England Funds, L.P. performs certain accounting and administrative services for the Funds. Each Fund reimburses, subject to the Service Agreement, New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance.

--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

         Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Purchases and sales are made for each Fund whenever necessary, in management's opinion, to meet that Fund's objective. Each Fund expects to have an annual portfolio turnover rate not exceeding 20% for its initial fiscal year. The portfolio turnover rate for each Portfolio's last fiscal year were as follows: 43% for The Oakmark Fund, 46% for The Oakmark Equity and Income Fund, 56% for The Oakmark Select Fund, 34% for The Oakmark Small Cap Fund, 211% for the Loomis Sayles Small Cap Growth Fund and 41% for the Loomis Sayles Bond Fund.

BROKERAGE TRANSACTIONS

FOR PORTFOLIOS ADVISED BY HARRIS ASSOCIATES:

         In placing orders for the purchase and sale of portfolio securities for its Portfolios, Harris Associates always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers who make the market for such securities unless, in the judgment of Harris Associates, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.

         Harris Associates selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

         Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Harris Associates believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates' expenses. Such services may be used by Harris Associates in servicing other client accounts and in some cases may not be used with respect to the Portfolios. Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Harris Associates may, however, consider purchases of shares of the Portfolios by customers of broker-dealers as a factor in the selection of broker-dealers to execute Portfolio transactions.

         Harris Associates may cause its Portfolios to pay a broker-dealer that provides brokerage and research services to Harris Associates an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris Associates' overall responsibilities to the Portfolios and its other clients. Harris Associates' authority to cause the Portfolios to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

FOR THE PORTFOLIOS ADVISED BY LOOMIS SAYLES:

         In placing orders for the purchase and sale of portfolio securities for each Portfolio, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

         Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commissions will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Portfolios will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

         Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Portfolios. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

--------------------------------------------------------------------------------
                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
--------------------------------------------------------------------------------

         New England Funds Trust III is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated August 22, 1995, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust has eight separate Funds. Each Fund currently offers three classes of shares. The Funds in the Trust other than the Funds are New England Bullseye Fund and New England Equity Income Fund.

         The Declaration of Trust of New England Funds Trust III currently permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declaration of Trust further permits the Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board of Trustees may determine. The shares of each Fund are freely transferable shares of a beneficial interest of the Fund and do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

         The shares of all the Funds are divided into three classes, Class A, Class B and Class C. Each Fund offers such classes of shares as set forth in such Fund's Prospectus. Absent the Service Agreement, all expenses of each Fund (excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) would be borne by its Class A, B and C shares on a pro rata basis. The Class A, Class B and Class C structure could be terminated should certain applicable IRS rulings be rescinded.

         The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged, absent the Service Agreement, with the expenses with respect to that class of a Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the Trust's Board of Trustees in such manner as it determines to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in the Trust.

         The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. While the Declaration of Trust further provides that the Board of Trustees may also terminate the Trust upon written notice to its shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

VOTING RIGHTS

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

         The Declaration of Trust provides that on any matter submitted to a vote of all shareholders of the Trust, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

         Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

         Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's or a Fund's name or to cure technical problems in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

         The Declaration of Trust further provides that the board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of the Trust provide for indemnification by the Trust of Trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

         The procedures for purchasing shares of the Funds are summarized in the Prospectus. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

         For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.

         Shares may also be purchased either in writing, by wire or, in the case of Class A, B and C shares, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange, as described in the Prospectus through firms that are members of the National Association of Securities Dealers, Inc. and that have selling agreements with the Distributor. You may also use New England Funds Personal Access Line(TM) (800-346-5984) or New England Funds website (www.mutualfunds.com) to purchase Fund shares.

         The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

--------------------------------------------------------------------------------
                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

         The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

         The net asset value of Fund shares is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of a Fund, less all liabilities, by the total number of shares outstanding.

         The net asset value of each Portfolio is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Portfolio. Shares of each Portfolio in which a Fund may invest are valued at the net asset value per share of each Portfolio as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying Portfolios will be calculated and reported to a Fund by each Underlying Portfolio's accounting agent.

--------------------------------------------------------------------------------
                              REDUCED SALES CHARGES

                               Class A Shares Only
--------------------------------------------------------------------------------

         Special purchase plans are summarized in the text of the Prospectus.

         CUMULATIVE PURCHASE DISCOUNT. A Fund shareholder may make an initial or an additional purchase of Class A shares may be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges are Calculated-Class A shares" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the New England Trusts held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the New England Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund or New England Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

         Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors which reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

         A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

         A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the Letter effective date, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

         The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

         State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

         COMBINING ACCOUNTS. Purchases of all series and classes of the New England Funds by or for an investor, the investor's spouse, parents, children, siblings, in-laws, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in any Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan. Any other group of individuals acceptable to the Distributor may also combine accounts for such purpose. The vale of all accounts are combined to determine the sales charge.

         COMBINING WITH OTHER SERIES AND CLASSES OF THE NEW ENGLAND FUNDS. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of New England Cash Management Trust and New England Tax Exempt Money Market Trust (the "Money Market Funds") unless such shares were purchased by exchanging shares of any of the Trusts). Shares owned by persons described in the preceding paragraph may also be included.

         UNIT HOLDERS OF UNIT INVESTMENT TRUSTS. Unit investment trust distributions may be invested in Class A shares of any Fund at a reduced sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested); for large purchases on which a sales charge of less than 1.50% would ordinarily apply, such lower charge also applies to investments of unit investment trust distributions.

         CLIENTS OF ADVISERS OR SUBADVISERS. No sales charge or contingent deferred sales charge applies to investments of $25,000 or more in Class A shares of the Funds by (1) clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; and the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

         OFFERING TO EMPLOYEES OF METLIFE AND ASSOCIATED ENTITIES. There is no sales charge, CDSC or initial investment minimum related to investments in Class A shares of the Funds by any of the Trusts' advisers or subadvisers, New England Funds, L.P. or any other company affiliated with New England Life Insurance Company ("NELICO") or Metropolitan Life Insurance Company ("MetLife"); current and former directors and Trustees of the Trusts; agents and general agents of NELICO or MetLife and their insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker-dealers who have selling arrangements with New England Funds, L.P.; the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the persons listed above and any trust, pension, profit sharing or other benefit plans for any of the foregoing persons and any separate account of NELICO or MetLife or any insurance company affiliated with NELICO or MetLife.

         ELIGIBLE GOVERNMENTAL AUTHORITIES. There is no sales charge or contingent deferred sales charge related to investments in Class A shares of any Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

         INVESTMENT ADVISORY ACCOUNTS. Shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

         CERTAIN BROKER-DEALERS AND FINANCIAL SERVICES ORGANIZATIONS. Shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by NEFM, Loomis Sayles and/or Harris Associates out of its own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

         CERTAIN RETIREMENT PLANS. Shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by the Distributor. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

         BANK TRUST DEPARTMENTS OR TRUST COMPANIES. Shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

         SHAREHOLDERS OF REICH AND TANG GOVERNMENT SECURITIES TRUST. Shareholders of Reich and Tang Government Securities Trust may exchange their shares of that fund for Class A shares of the Funds at net asset value and without imposition of a sales charge.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

OPEN ACCOUNTS

         A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each financial transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. The Distributor may charge a fee for providing duplicate information.

         The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

         The costs of maintaining the open account system are paid by the Portfolios under the Service Agreement and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

AUTOMATIC INVESTMENT PLANS  (CLASS A, B AND C SHARES)

         Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing New England Funds, L.P. to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to New England Funds, L.P. for investment in the Fund. A plan may be opened with an initial investment of $100 or more and thereafter regular monthly checks of $100 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application must be completed to open an automatic investment plan. An application may be found in the Prospectus or may be obtained by calling New England Funds, L.P. at 800-225-5478 or your investment dealer.

         The Investment Builder Program is voluntary and may be terminated at any time by the Distributor upon notice to existing plan participants or at any time by the investor by written notice to the Distributor, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to you at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

RETIREMENT PLANS OFFERING TAX BENEFITS

         The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

         The reduced minimum initial investment available to retirement plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, and $100 for subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for 401(k), SARSEP, SEP, SIMPLE Plans, 403(b) and certain other retirement plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). Plan documents and further information can be obtained from New England Funds, L.P.

         An investor should consult a competent tax or other adviser as to the suitability of a Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

SYSTEMATIC WITHDRAWAL PLANS

         An investor owning a Fund's shares having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or New England Funds, L.P.

         A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

         In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to a redemption pursuant to the Plan.

         All shares under the Plan must be held in an open (uncertified) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

         Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and New England Funds, L.P. make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan.

         It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Systematic Withdrawal Plan. Accordingly, the Funds and New England Funds, L.P. do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments.

         Because of statutory restrictions, this plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

EXCHANGE PRIVILEGE

         A shareholder may exchange the shares of any Fund for shares of the same class of any other New England Fund (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made) on the basis of relative net asset values at the time of the exchange without any sales charge. When an exchange is made from the Class B shares of one Fund to the Class B shares of another New England Fund, the shares received in exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and the conversion date. If you own Class A or Class B shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Funds. Class C shares may also be exchanged for Class A shares of the Money Market Funds. On all exchanges of Class A shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC and, for Class B shares only, conversion to Class A shares. The aging resumes only when an exchange is made back into Class B shares of a New England Fund. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts are different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to New England Funds, L.P. at 800-225-5478 or (2) a written exchange request to New England Funds, P.O. Box 8551, Boston, MA 02266-8551. You must acknowledge receipt of a current Prospectus for a New England Fund before an exchange for that Fund can be effected. For federal income tax purposes, an exchange is treated as a sale of shares, and, therefore, would be considered a taxable event on which you may realize a gain or a loss.

         Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days advance notice of any material change to the exchange privilege.

         The investment objectives of the New England Funds and the Money Market Funds are as follows:

         STOCK FUNDS:

         NEW ENGLAND GROWTH FUND seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

         NEW ENGLAND CAPITAL GROWTH FUND seeks long-term growth of capital.

         NEW ENGLAND VALUE FUND seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

         NEW ENGLAND BALANCED FUND seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

         NEW ENGLAND GROWTH OPPORTUNITIES FUND seeks opportunities for long-term growth of capital and income.

         NEW ENGLAND INTERNATIONAL EQUITY FUND seeks total return from long-term growth of capital and dividend income primarily through investment in a diversified portfolio of marketable international equity securities.

         NEW ENGLAND EQUITY INCOME FUND seeks current income and capital growth.

         NEW ENGLAND BULLSEYE FUND seeks long-term growth of capital.

         NEW ENGLAND STAR ADVISERS FUND seeks long-term growth of capital.

         NEW ENGLAND STAR WORLDWIDE FUND seeks long-term growth of capital.

         NEW ENGLAND STAR SMALL CAP FUND seeks capital appreciation.

         BOND FUNDS:

         NEW ENGLAND GOVERNMENT SECURITIES FUND seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities and engaging in transactions involving related options, futures and options on futures.

         NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND seeks a high current return consistent with preservation of capital.

         NEW ENGLAND SHORT TERM CORPORATE INCOME FUND (FORMERLY NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND) seeks a high level of current income consistent with preservation of capital.

         NEW ENGLAND STRATEGIC INCOME FUND seeks high current income with the secondary objective of capital growth.

         NEW ENGLAND BOND INCOME FUND seeks a high level of current income consistent with what Back Bay Advisors, the Fund's subadviser, considers reasonable risk. The Bond Income Fund invests primarily in corporate and U.S. Government bonds.

         NEW ENGLAND HIGH INCOME FUND seeks high current income plus the opportunity for capital appreciation to produce a high total return.

         NEW ENGLAND MUNICIPAL INCOME FUND seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Municipal Income Fund invests primarily in debt securities of municipal issuers, the interest of which is exempt from federal income tax but may be subject to the federal alternative minimum tax, and may engage in transactions in financial futures contracts and options on futures.

         NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND seeks as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as Back Bay Advisors, the Fund's subadviser, believes is consistent with preservation of capital.

         NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA seeks as high a level of current income exempt from federal income tax and its state personal income tax as is consistent with preservation of capital.

         NEW ENGLAND TAX FREE INCOME FUND OF NEW YORK (FORMERLY NEW ENGLAND INTERMEDIATE TAX FREE FUND OF NEW YORK) seeks as high a level of current income exempt from federal income tax and its state personal income tax and New York City personal income tax as is consistent with preservation of capital.

         MONEY MARKET FUNDS:

         NEW ENGLAND CASH MANAGEMENT TRUST -MONEY MARKET SERIES--maximum current income consistent with preservation of capital and liquidity.

          NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST- current income exempt from federal income taxes consistent with preservation of capital and liquidity.

AUTOMATIC EXCHANGE PLAN (CLASS A, B AND C SHARES)

         As described in the Prospectus in the "Additional Investor Services" section, a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other New England Funds. Registration on all accounts must be identical. The exchanges are made on the 15th of each month or the first business day thereafter if the 15th is not a business day until the account is exhausted or until New England Funds, L.P. is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or over. The Service Options Form is available from New England Funds, L.P. or your financial representative to establish an Automatic Exchange Plan.

--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------

         The procedures for redemption of shares of a Fund are summarized in the Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Class A, Class B, and Class C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any share that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

         To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

         For Class B shares purchased prior to May 1, 1997, the CDSC will be calculated as follows: 4% if redemption occurs within the first year, 3% if redemption occurs within the second or third year, 2% if redemption occurs within the fourth year, 1% if redemption occurs within the 5th year and no CDSC for redemptions after the fifth year. Class C shares purchased prior to March 1, 1998 are not subject to CDSC on redemption.

         Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the 1934 Act, as amended. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

         If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business cannot be accepted and a new request on a later day will be necessary. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request.

         In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, available from your investment dealer. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be sent. Any change in the bank account so designated may be made by furnishing to your investment dealer a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

         The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited less than fifteen days prior to the redemption request (unless the Fund is aware that the check has cleared).

         The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not be exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

         The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

         The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

         A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of New England Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

         The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the Trust's board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. If portfolio securities are distributed in lieu of cash, the shareholder may incur fees upon subsequent disposition of any such securities. Securities distributed by a Fund in kind will be selected by the adviser or subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. The Funds do not currently intend to impose any redemption charge (other than the CDSC imposed by the Funds' distributor), although they reserve the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY)

         The Prospectus describes redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

         Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

--------------------------------------------------------------------------------
                          STANDARD PERFORMANCE MEASURES
--------------------------------------------------------------------------------

         CALCULATIONS OF YIELD. Each Fund may advertise the yield of its Class A, Class B and Class C shares. Yield for each class will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund.

         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

         CALCULATION OF TOTAL RETURN. Total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. The formula for total return used by the Funds is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a Fund.

PERFORMANCE COMPARISONS

         YIELD AND TOTAL RETURN. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. The Funds may from time to time include their yield and total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having similar investment objectives.

         Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

         The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include __ industrial, ____ transportation, ___ financial services concerns and ___ utilities. The S&P 500 represents about _____ (as of , 1998) of the market value of all issues traded on the New York Stock Exchange.

         The S & P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.

         The S & P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

         The Salomon Brothers World Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

         The Lehman Government Bond Index (the "Lehman Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

         The Lehman Government/Corporate Bond Index (the "Lehman Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rated agency.

         The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximate _____ bonds.

         The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

         The Merrill Lynch High Yield Index includes over ___ issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below), and the First Boston High Yield Index includes over ____issues and represents all public debt greater than $100 million (original issuance and rated BBB/BB and below).

         The Salomon Brothers Broad Investment Grade Bond Index is a price composite of a broad range of institutionally based U.S. Government mortgage-backed and corporate debt securities of investment outstanding of at least $1 million and with a remaining period to maturity of at least one year.

         The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

         Lipper Analytical Services, Inc. is an independent service that monitors the performance of over ____ mutual funds and calculates total return for the funds grouped by investment objective. Lipper's Mutual Fund Performance Analysis, Small Cap Company Analysis and Mutual Fund Indices measure total return and average current yield for the mutual fund industry. Rankings of individual mutual fund performance over specified time periods assume reinvestment of all distributions, exclusive of sales charges.

         The Russell 3000 Index is a capitalization-weighted index, which comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ Stock Market, by market capitalizations. The Russell 2000 Index represents the top 2,000 stocks traded on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market, by market capitalizations.

         The Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index") is a market-value weighted and unmanaged index of common stocks traded outside the U.S. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market value (market price per share times the number of shares outstanding).

         The Morgan Stanley Capital International Europe, Australia and Far East (Gross Domestic Product) Index (the "EAFE (GDP) Index") is a market-value weighted and unmanaged index of common stocks traded outside the U.S. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.

         Articles and releases, developed by the Funds and other parties, about the Funds regarding performance, rankings, statistics and analyses of the individual Funds' and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for New England Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Appendix B to this Statement, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper Analytical Services and Morningstar. References to these rankings or reviews or reprints of such articles may be used in the Funds' advertising and promotional literature. Such advertising and promotional material may refer to Nvest Companies, its structure, goals and objectives and the advisory subsidiaries of Nvest Companies, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding Nvest Companies, its advisory subsidiaries and their personnel. For additional information about the Funds' advertising and promotional literature, see Appendix C.

         The Funds may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                        INVESTMENTS AT 8% RATE OF RETURN

           5 YRS.        10           15          20          25          30
           ------      ------       -------     -------     -------     -------
$ 50        3,698       9,208        17,417      29,647      47,868      75,015
  75        5,548      13,812        26,126      44,471      71,802     112,522
 100        7,396      18,417        34,835      59,295      95,737     150,029
 150       11,095      27,625        52,252      88,942     143,605     225,044
 200       14,793      36,833        69,669     118,589     191,473     300,059
 500       36,983      92,083       174,173     296,474     478,683     750,148

                       INVESTMENTS AT 10% RATE OF RETURN
           5 YRS.        10           15          20          25          30
           ------      ------       -------     -------     -------     -------
$ 50        3,904      10,328        20,896      38,285      66,895     113,966
  75        5,856      15,491        31,344      57,427     100,342     170,949
 100        7,808      20,655        41,792      76,570     133,789     227,933
 150       11,712      30,983        62,689     114,855     200,684     341,899
 200       15,616      41,310        83,585     153,139     267,578     455,865
 500       39,041     103,276       208,962     382,848     668,945   1,139,663

         The Funds' advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the New England Funds. The Funds' advertising and sales literature may include historical and current performance and total returns of investment alternatives to the New England Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trust and New England Funds, L.P., as distributor and transfer agent of the Funds, with respect to investing in shares of the Funds and customer service. Such materials may discuss the multiple classes of shares available through the Trust and their features and benefits, including the details of the pricing structure.

         New England Funds, L.P. will make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and rates including, but not limited to Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and New England Funds, L.P.'s selection including, but not limited to, the scores and categories in which New England Funds, L.P. excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom New England Funds, L.P. competed for the award, honor or citation.

         New England Funds, L.P. may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of New England Funds, L.P.

         Advertising and sales literature may also refer to the beta coefficient of the New England Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the New England Funds may be compared to the beta coefficients of other funds.

         The Funds may enter into arrangements with banks exempted from broker-dealer registration under the 1934 Act. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to the New England Funds and New England Funds, L.P. as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

         In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Funds' prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

--------------------------------------------------------------------------------
           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

         As described in the Prospectus, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and net short-term capital gains and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

         Income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of business on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to New England Funds, L.P. In order for a change to be in effect for any dividend or distribution, it must be received by New England Funds, L.P. on or before the record date for such dividend or distribution. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

         As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items, including receivables, U.S. Government Securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund generally will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

         If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

         Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. If an Portfolio derives dividends from domestic corporations, a portion of the dividends paid by a Fund that invests in the Portfolio may qualify for the deduction for dividends received by corporations. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         If a Fund were to choose to invest in more than one Portfolio, a Fund would not be able to offset gains realized by one Portfolio in which such Fund invests against losses realized by another Portfolio in which such Fund invests. The Fund's use of a fund of funds structure could therefore adversely affect the amount, timing and character of distributions to shareholders.

         Income received by a Portfolio from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Portfolio will be eligible and may elect to "pass-through" to its shareholders, including a Fund, the amount of foreign income and similar taxes paid by the Portfolio. Pursuant to this election, the Fund would be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign income and similar taxes paid by the Portfolio, and would be entitled either to deduct its pro rata share of foreign income and similar taxes in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. The Fund would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Portfolio.

         Each Portfolio's transactions, if any, in foreign currencies are likely to result in a difference between the Portfolio's book income and taxable income. This difference may cause a portion of the Portfolio's income distributions to constitute a return of capital gain for tax purposes or require the Portfolio's to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

         A Fund may receive exempt-interest dividends from its investment in a Portfolio. The Fund is not, however, eligible to "pass-through" to its shareholders such tax-exempt income since it holds share only of a Portfolio.

         Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. Currently, if shares have been held for more than one year, gain or loss realized will be taxed at long-term federal tax rates (generally 20% for noncorporate shareholders), provided the shareholder holds the shares as a capital asset. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Fund shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the shareholder subsequently acquires shares of the same or another Fund or fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of shares. The term "reinvestment right" means any right to acquire stock of one or more funds (including a Fund) without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

         Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

         Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

         The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

         Each Portfolio intends to qualify annually and elects to be treated as a regulated investment company under the Code. In any year in which a Portfolio qualifies as a regulated investment company and timely distributes all of its taxable income, the Portfolio generally will not pay any federal income or excise tax.

         Distributions of an Portfolio's ordinary income and net short-term capital gains are treated as ordinary income by a Fund that invests in the Portfolio. Properly designated distributions of an Portfolio's net long-term capital gains are treated as long-term capital gain by a Fund that invests in the Portfolio, regardless of how long the Fund held the Portfolio's shares.

         Depending on a Fund's percentage ownership in a Portfolio both before and after a redemption, a Fund's redemption of shares of such Portfolio may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Portfolio, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Portfolio directly.

--------------------------------------------------------------------------------
              MISCELLANEOUS INVESTMENT PRACTICES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

HARRIS ASSOCIATES

         The following information relates to certain investment practices in which certain Portfolios advised by Harris Associates may engage:

EQUITY SECURITIES

         The equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in the selection of equity securities for each Fund is the size of the discount of Harris Associates' market price relative to the economic value of the security as determined by Harris Associates investment philosophy for those investments is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long-term capital appreciation.

         Harris Associates uses several qualitative and quantitative methods in analyzing economic value, but considers the primary determinant of value to be the enterprise's long-run ability to generate cash for its owners. Once Harris Associates has determine that a security is undervalued, it will consider it for purchase by a Portfolio, taking into account the quality and motivation of the management, the firm's market position within its industry and its degree of pricing power. Harris Associates believes that the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

SMALL CAP COMPANIES

         During some periods, the securities of small cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small cap companies tend to be more volatile and less liquid than stocks of large companies. Small cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

SECURITIES OF NON-U.S. ISSUERS

         The Oakmark Fund and The Oakmark Select Fund each may invest up to 25% of their assets, and The Oakmark Equity and Income Fund may invest up to 10% of it's assets in securities of non-U.S. issuers. International investing permits an investor to take advantage of the growth in markets outside the United States. Investing in securities of non-U.S. issuers may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Portfolios may invest in securities of non-U.S. issuers directly or in the form of ADRs, European Depository Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Portfolios may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depository receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depository receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

         With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

         You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

         Although the Portfolios try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

CURRENCY EXCHANGE TRANSACTIONS

         The Portfolios may enter into currency exchange transactions either on a spot (i.e. cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange traded and are usually less than one year but may be renewed.

         Forward currency transactions may involve currencies of the different countries in which a Portfolio may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A Portfolio's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Portfolio accruing in connection with the purchase or sale or portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When the Portfolio owns or anticipated owning securities in countries whose currencies are linked, the Adviser may aggregate such positions as to the currency hedged.

         If a Portfolio enters into a forward contract hedging an anticipated purchase of securities, liquid assets of the Portfolio, which may include equities, debt obligations, U.S. Government Securities or cash, having a value at least as great as the commitment under the forward contract will be segregated on the books of the Portfolio marked to market daily, and held by the Portfolio's custodian while contract is outstanding.

         At the maturity of a forward contract to deliver a particular currency, a Portfolio may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and wither acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of securities at the expiration of a forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Portfolio is obligated to deliver.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline the period between the Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

DEBT SECURITIES

         Each Portfolio may invest in debt securities, including lower-rated securities (i.e. securities rated BB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Portfolio the portion of a Portfolio's assets that may be invested in debt securities in a particular ratings category, except that The Oakmark Equity and Income Fund will not invest more than 20% of its total assets in such securities, and each of the other Portfolios will not invest more than 25% of its total assets in such securities.

         Securities rated BB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominately speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

         Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked price is likely to increase significantly, and a Portfolio may have greater difficulty selling its portfolio securities. See "Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

         A description of the characteristics of bonds in each rating is included in the appendix to this statement of additional information.

REPURCHASE AGREEMENTS

         Each Portfolio may invest in repurchase agreements, which is a sale of securities to a Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses. No Portfolio may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

         Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest of these securities are established at the time a Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the adviser deems it advisable for investment reasons. A Portfolio may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

         At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Portfolio may increase net asset value fluctuation.

ILLIQUID SECURITIES

         No Portfolio may invest in illiquid securities, if as a result such securities would comprise more than 15% of the value of the Portfolio's assets.

         If through the appreciation of illiquid securities or the depreciation of illiquid securities the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Illiquid securities may include restricted securities which may be sold in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 ("the 1933 Act"). Where a Portfolio holds restricted securities and registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the board of Trustees.

         Notwithstanding the above, each Portfolio purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The adviser, under the supervision of the Board of Trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 13 under "Investment Restrictions of the Portfolios.") A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are willing to purchase such securities.

OTHER INVESTMENT COMPANIES

         Certain markets are closed in whole or in part to equity investments by foreigners. A Portfolio may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Portfolio may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

         Investments in other investment companies may involve the payment of a premium above the value of such issuers' portfolio securities, and is subject to market availability. The Portfolios' Trust does not intend to invest in such vehicles or funds unless, in the judgment of the Portfolio's adviser, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Portfolio would bear its ratable share of that investment company's expenses, including its advisor and administration fees. At the same time the portfolio would continue to pay its own management fees and other expenses.

LENDING OF PORTFOLIO SECURITIES

         Each Portfolio except The Oakmark Fund may lend its Portfolio securities to broker-dealers and banks to the extent indicated in the section entitled "Investment Restrictions of the Portfolios" located in this Statement. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PRIVATE PLACEMENTS

         Each Portfolio may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Portfolio will purchase such a security if more than 15% of the value of such Portfolio's net assets would be invested in illiquid securities.

SHORT SALES

         Each Portfolio may sell securities short against the box, that is (1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Portfolio's short positions remain open. A Portfolio may make short sales of securities only if at all times when a short position is open the Portfolio owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

         In a short sale against the box, a Portfolio does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Portfolio borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Portfolio, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Portfolio delivers to such broker-dealer the securities sold short. In addition, the Portfolio is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Portfolio must deposit and continuously maintain in a separate account with the Portfolio's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Portfolio receives the proceeds of the sale. A Portfolio may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         Short sales may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium.

         Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss and if the price declines this period, the Portfolio will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Portfolio may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Portfolio is able to enter into short sales. There is no limitation on the amount of each Portfolio's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. No Portfolio currently expects that more than 20% of its total assets would be involved in short sales against the box.

OPTIONS

         Each Portfolio may purchase both call options and put options on securities. A call or put option is a contract that gives the Portfolio, in return for a premium paid upon purchase of the option, the right during the term of the option to buy from, or to sell to, the seller of the option the security underlying the option at a specified exercise price. The option is valued initially at the premium paid for the option. Thereafter, the value of the option is marked-to-market daily. It is expected that a Portfolio will not purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of such Portfolio's assets.

TEMPORARY STRATEGIES

         Each Portfolio has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy a Portfolio temporarily may hold cash (U. S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U. S. or foreign issuers. It is impossible to predict whether, when or for how long a Portfolio will employ defensive strategies.

         In addition, pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs, each Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money instruments.

LOOMIS SAYLES

The following information relates to certain investment practices in which certain Portfolios advised by Loomis Sayles may engage:

COMMON STOCKS AND OTHER EQUITY SECURITIES

         Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. The value of an investment in a Portfolio that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

FOREIGN SECURITIES

         Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest of foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

         A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

         Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

         In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

         In determining whether to invest assets of the Portfolios in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Portfolio and its shareholders. Compliance with foreign tax law may reduce a Portfolio's net income available for distribution to shareholders.

DEBT AND OTHER FIXED INCOME SECURITIES

         Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the income of a portfolio that invests in fixed income securities for any particular period. The net asset value of such a portfolio's shares will vary as a result of changes in the value of the securities in the portfolio.

         Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

U.S. GOVERNMENT SECURITIES

         U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

         U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

         U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the United States Government.

         "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages incurred by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States Government backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

         "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

         U.S. Government Securities generally do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower that the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.


MORTGAGE-BACKED SECURITIES

         The Bond Fund may invest in mortgage-backed securities, such as GNMA or Federal National Mortgage Association certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Portfolio purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower than-expected prepayment rate will increase yield to maturity. If a Portfolio purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Portfolio, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely' to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

         The Bond Fund may invest in interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

         The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

         The Bond Fund may invest in CMOs. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentality's or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by a Fund could involve the loss of any premium the Portfolio paid when it acquired the investment and could result in the Portfolio's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

         The Bond Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Portfolio will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

         As described in the Prospectus, each Portfolio may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Portfolio that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's when-issued or delayed-delivery commitments. Each Portfolio will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Portfolio's investment criteria. The Portfolio may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Portfolio may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Portfolio will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

CONVERTIBLE SECURITIES

         Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

ZERO-COUPON BONDS

         Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, each Portfolio must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds. Because a Portfolio investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Portfolio may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other Portfolio holdings of the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Portfolio to sell such securities at such time.

REPURCHASE AGREEMENTS

         Each Portfolio may enter into repurchase agreements, by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolios the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Portfolio would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period and (c) ability to enforce rights and the expenses involved in attempted enforcement.

SECURITIES LENDING

         The Small Cap Growth Fund may lend its Portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Portfolio's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolio will continue to benefit form interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Portfolio's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Portfolio. The Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

         Securities loans must be fully collateralized at all times, but involve some credit risk to the Portfolio if the borrower defaults on its obligation and the Portfolio is delayed or prevented from recovering the collateral.

RULE 144A SECURITIES

         Each of the Portfolios may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's Trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades therefor.

TAX-EXEMPT BONDS

         Tax-exempt bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which tax exempt bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. In addition, prior to the Tax Reform Act of 1986, certain debt obligations know as industrial development bonds could be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the term tax-exempt bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax. Interest on certain industrial development bonds used to fund the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax. The Tax Reform Act of 1986 eliminated some types of tax exempt industrial revenue bonds, but retained others under the general category of "private activity bonds." The interest on so-called "private activity bonds" is exempt from ordinary federal income taxation but is treated as a tax preference item in computing a shareholder's alternative minimum tax liability.

         The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility of class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt industrial development bonds and private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds is the responsibility of the corporate user (and any guarantor).

         Prices and yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded.

         As noted in the Prospectus, obligations of issuers of tax-exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their tax-exempt bonds may be materially affected, or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Portfolio's tax-exempt bonds in the same manner.

FOREIGN CURRENCY TRANSACTIONS

         Each of the Portfolios may invest in securities of foreign issuers and may enter into forward foreign currency exchange contracts, or buy or sell options on foreign currencies, in order to protect against uncertainty in the level of future foreign exchange rates. Since investment in securities of foreign issuers will usually involve currencies of foreign countries, and since a Portfolio may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Portfolio as measured in United States dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Portfolio may incur costs in connection with conversion between various currencies.

         A Portfolio may enter into forward contracts under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the US dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

         Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the portfolio's investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

         The Portfolios generally will not enter into forward contracts with a term of greater than one year. Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has the discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Portfolio.

         Each Portfolio in conjunction with its transactions in forward contracts, options and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Portfolio's outstanding obligations under such contracts, options and futures.

SWAP CONTRACTS

         The Bond Fund may enter into interest rate or currency swaps. The Portfolio will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its Portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Portfolio will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Portfolio and a swap counterparty enter as principals, the Portfolio may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

OPTIONS

         As described in the Prospectus, each of the Portfolios, may for hedging purposes or to enhance investment return, purchase and sell call and put options.

         An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

         If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Portfolio will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Portfolio will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

         The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. The Portfolio's hedging strategies will not be fully effective if such imperfect correlation occurs.

         Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

         An exchange-traded option may be closed out only on an exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Portfolio would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide to be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price or currency value movements within a given time frame. To the extent interest rates, stock prices or currency values move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Portfolio holds options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Portfolio's total return for such period may be less than if it had not engaged in the hedging transaction.

         An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Portfolio will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers or listed options by the Options Clearing Corporation or other clearing organization.

         The staff of the SEC has taken the position that over-the-counter options should be treated as illiquid securities for purposes of each Portfolio's investment restriction prohibiting it from investing more that 15% of its net assets in illiquid securities. The Portfolio intends to comply with this position.

         Income earned by a Portfolio from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Portfolio will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Portfolio's securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

SMALL COMPANIES

         Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset values of the Funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages or companies with larger capitalization.

                                  APPENDIX A-1
                           DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C--Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa--Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, if fact, have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default of there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is not longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

FITCH INVESTOR SERVICES, INC.

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C--Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                  APPENDIX B-1
                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and Affiliates                            Fortune
Adam Smith's Money World                      Fox Network and Affiliates
America On Line                               Fund Action
Anchorage Daily News                          Fund Decoder
Atlanta Constitution                          Global Finance
Atlanta Journal                               (the) Guarantor
Arizona Republic                              Hartford Courant
Austin American Statesman                     Houston Chronicle
Baltimore Sun                                 INC
Bank Investment Marketing                     Indianapolis Star
Barron's                                      Individual Investor
Bergen County Record (NJ)                     Institutional Investor
Bloomberg Business News                       International Herald Tribune
Bnai Brith Jewish Monthly                     Internet
Bond Buyer                                    Investment Advisor
Boston Business Journal                       Investment Company Institute
Boston Globe                                  Investment Dealers Digest
Boston Herald                                 Investment Profiles
Broker World                                  Investment Vision
Business Radio Network                        Investor's Daily
Business Week                                 IRA Reporter
CBS and affiliates                            Journal of Commerce
CFO                                           Kansas City Star
Changing Times                                KCMO (Kansas City)
Chicago Sun Times                             KOA-AM (Denver)
Chicago Tribune                               LA Times
Christian Science Monitor                     Leckey, Andrew (syndicated column)
Christian Science Monitor News Service        Lears
Cincinnati Enquirer                           Life Association News
Cincinnati Post                               Lifetime Channel
CNBC                                          Miami Herald
CNN                                           Milwaukee Sentinel
Columbus Dispatch                             Money
CompuServe                                    Money Maker
Dallas Morning News                           Money Management Letter
Dallas Times-Herald                           Morningstar
Denver Post                                   Mutual Fund Market News
Des Moines Register                           Mutual Funds Magazine
Detroit Free Press                            National Public Radio
Donoghues Money Fund Report                   National Underwriter
Dorfman, Dan (syndicated column)              NBC and affiliates
Dow Jones News Service                        New England Business
Economist                                     New England Cable News
FACS of the Week                              New Orleans Times-Picayune
Forbes                                        Palm Beach Post
Fort Worth Star-Telegram                      Pension World
Pensions and Investments                      Standard & Poor's Stock Guide
Personal Investor                             Stanger's Investment Advisorx
Philadelphia Inquirer                         Stockbrokers Register
Porter, Sylvia (syndicated column)            Strategic Insight
Portland Oregonian                            Tampa Tribune
Prodigy                                       Time
Public Broadcasting Service                   Tobias, Andrew (syndicated column)
Quinn, Jane Bryant (syndicated column)        Toledo Blade
Registered Representative                     UPI
Research Magazine                             US News and World Report
Resource                                      USA Today
Reuters                                       USA TV Network
Rocky Mountain News                           Value Line
Rukeyser's Business (syndicated column)       Wall St. Journal
Sacramento Bee                                Wall Street Letter
San Diego Tribune                             Wall Street Week
San Francisco Chronicle                       Washington Post
San Francisco Examiner                        WBZ
San Jose Mercury                              WBZ-TV
Seattle Post-Intelligencer                    WCVB-TV
Seattle Times                                 WEEI
Securities Industry Management                WHDH
Smart Money                                   Worcester Telegram
St. Louis Post Dispatch                       World Wide Web
St. Petersburg Times                          Worth Magazine
Standard & Poor's Outlook                     WRKO

                                  APPENDIX C-1
                     ADVERTISING AND PROMOTIONAL LITERATURE

         References may be included in New England Funds' advertising and promotional literature to Nvest Companies and its affiliates that perform advisory and subadvisory functions for New England Funds also including, but not limited to: Back Bay Advisors, L.P. ("Back Bay Advisors") Harris Associates L.P., Loomis, Sayles & Company, L.P. ("Loomis Sayles"), Capital Growth Management Limited Partnership ("CGM") and Westpeak Investment Advisors, L.P. ("Westpeak"). Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the Oakmark Funds.

         References may be included in New England Funds' advertising and promotional literature to other Nvest Companies affiliates including, but not limited to, Nvest Corporation, AEW Capital Management, L.P., Marlborough Capital Advisors, L.P., Reich & Tang Capital Management, Reich and Tang Mutual Funds Group and Jurika & Voyles and their fund group.

         References to subadvisers unaffiliated with Nvest Companies that perform subadvisory functions on behalf of New England Funds and their respective fund groups may be contained in New England Funds' advertising and promotional literature including, but not limited to, Janus Capital Corporation ("Janus Capital"), Founders Asset Management, Inc. ("Founders"), Montgomery Asset Management, L.P. ("Montgomery") and Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens").

         New England Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

o Specific and general assessments and forecasts regarding U.S., world economies, the economics of specific nations and their impact on the New England Funds

o Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions

o Specific and general investment philosophies, strategies, processes, techniques and types of analysis

o Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

o  The corporate histories, founding dates and names of founders of the entities

o  Awards, honors and recognition given to the firms

o  The names of those with ownership interest and the percentage of ownership

o The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans

o Current capitalization, levels of profitability and other financial information

o Identification of portfolio managers, researchers, economists, principals and other staff members and employees

o The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

o The specific and general reference to past and present notable and renowned individuals including reference to their field of expertise and/or specific accomplishments

o  Current and historical statistics about:

   o  total dollar amount of assets managed

   o  New England Funds' assets managed in total and by Fund

   o  the growth of assets

   o  asset types managed

   o numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff

   o the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or the subadviser.

o The general and specific strategies applied by the advisers in the management of New England Funds portfolios including, but not limited to:

   o the pursuit of growth, value, income oriented, risk management or other strategies

   o  the manner and degree to which the strategy is pursued

   o whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes

   o the types and characteristics of investments sought and specific portfolio holdings

   o  the actual or potential impact and result from strategy implementation

   o through its own areas of expertise and operations, the value added by subadvisers to the management process

   o the disciplines it employs, e.g., in the case of Loomis Sayles, the strict buy/sell guidelines and focus on sound value it employs and goals and benchmarks that it establishes in management, e.g., CGM pursues growth 50% above the S&P 500

   o the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues.

o Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than New England Funds, and those families of funds, other than New England Funds. Any such references will indicate that New England Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managed by the Funds' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

         In addition, communications and materials developed by New England Funds will make reference to the following information about Nvest Companies and its affiliates:

         Nvest Companies is part of an affiliated group including Nvest, L.P., a publicly traded company listed on the NYSE. Nvest Companies has 14 principal subsidiary or affiliated asset management firms, which collectively had more than $____billion of assets under management as of December 31, 1998. In addition, promotional materials may include:

o Specific and general references to New England Funds multi-manager approach through Nvest Companies affiliates and outside firms including, but not limited to, the following:

   o that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from Nvest Companies and the other investment managers

   o other fund companies are limited to a "one size fits all" approach but New England Funds draws upon the talents of multiple managers whose expertise best matches the fund objective

   o in this and other contexts reference may be made to New England Funds slogan "Where The Best Minds Meet"(R) and that New England Funds ability to match the talent to the task is one more reason it is becoming known as "Where The Best Minds Meet."

         Financial Adviser Services ("FAS"), a division of Nvest Companies, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to Nvest Companies-affiliated fund groups including: the New England Funds, the Loomis Sayles Funds, the Oakmark Funds and the Reich & Tang Funds.

         FAS will provide marketing support to Nvest Companies affiliated fund groups targeting financial advisers, financial intermediaries and institutional clients who may transact purchases and other fund-related business directly with these fund groups. Communications will contain information including, but not limited to: descriptions of clients and the marketplaces to which it directs its efforts; the mission and goals of FAS and the types of services it provides which may include: seminars; its 800 number, web site, Internet or other electronic facilities; qualitative information about the funds' investment methodologies; information about specific strategies and management techniques; performance data and features of the funds; institutional oriented research and portfolio manager insight and commentary. Additional information contained in advertising and promotional literature may include: rankings and ratings of the funds including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

         References may be included in New England Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

o Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom New England Funds may or may not have a relationship.

o Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the New England Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

o Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

   o past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans

   o information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs

   o  current and prospective ERISA regulation and requirements.

o Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the New England Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

   o  increased employee retention

   o  reinforcement or creation of morale

   o  deductibility of contributions for participants

   o  deductibility of expenses for employers

   o  tax deferred growth, including illustrations and charts

   o  loan features and exchanges among accounts

   o educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

         Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, New England Funds and investing in its 401(k) and retirement plans, including, but not limited to:

   o the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena

   o  broad choice of investment options and competitive fees

   o  plan sponsor and participant statements and notices

   o  the plan prototype, summary descriptions and board resolutions

   o  plan design and customized proposals

   o  Trusteeship, record keeping and administration

   o the services of State Street Bank, including, but not limited to, trustee services and tax reporting

   o the services of DST and BFDS, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements o the services of Trust Consultants Inc. (TCI), including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

o Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

   o  access to expertise on investments

   o assistance in interpreting past, present and future market trends and economic events

   o providing information to clients including participants during enrollment and on an ongoing basis after participation

   o promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

New England Funds advertising and sales literature will include but it is not limited to, discussions of the following information regarding Access Shares. Access Shares are:

o an innovative, new fund structure that was created specifically for investors who seek advice through financial representatives.

o offered in recognition of the demand for high quality investment choices and sound financial advice. Investors who seek advice through financial representatives may purchase the funds of prominent money managers and pursue the benefits of:

   -- access to some of the top investment managers in the business who are among New England Funds Best Minds.

   -- advantages of advice and sound strategies offered through/by their financial representative.

   --  proven track record of the underlying fund.

o sold by commission-based financial intermediaries and representatives. With public focus on advice and assistance through financial advisers and consultants, investors are offered a commission-based alternative to wrap and other advisory arrangements.

o provide financial intermediaries the ability to tap into existing no-load Funds with strong performance records and rankings by recognized ratings services such as, but not limited to, Morningstar and Lipper.

o intended to bridge the gap between load and no-load Funds by providing access to existing no-load funds on a load basis, including, but not limited to,

   --  targeting investors who seek advice through financial intermediaries.

   -- focusing on pursuing long-term strategies with the help of an investment adviser.

o intended to level the playing field between fee-based financial adviser arrangements and the sale of front-end and back-end (contingent deferred sales charge) shares. e.g., a purchase of Class C Access shares with an annual 100 basis point 12b-1 fee may compare favorably on an annual basis with fee-based financial adviser advisory charges.

o intended to increase and diversify the pool of potential investors available to the underlying mutual fund with the potential to reduce the underlying fund's expense ratio attributable to fixed costs.

Comparisons and distinctions may be made between the structure and other aspects of Master Feeder Funds, which are an underlying master fund or trust to one or more feeder funds; Clone Funds, which replicate the investment policies and management of an existing fund; Fund of Funds, which involve layered fees, expenses and multiple underlying funds, and Access Shares, which are invested in one underlying fund, including but not limited to:

o  the differences in expenses and costs

o  methods of operation

o benefits and rewards to the investors, including not not limited to, the expense structure arrangements, the ability to access established funds and the merits relative to fee-based, wrap and other advisory programs

o  comparisons of the costs of advisory and wrap-fee arrangements

Comparisons and distinctions also may be made to funds in the same asset categories and details and explanations may be provided regarding how the funds fit into New England Funds overall product line, including but not limited to: product overlap, style, diversification, risk/reward potential and funds strategies, objectives and goals.

In addition, statistics and other information regarding consumer's demand, desire and interest in investment and financial advice may be referenced and incorporated including, but not limited to, information from the Forum for Investment Advice, the Investment Company Institute, International Association of Financial Planners, the International Board of Certified Financial Planners, Cerulli and Associates and other financial services organizations.

                           NEW ENGLAND FUNDS TRUST III

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits

         (a)  Articles of Incorporation

                  (1) The Registrant's Agreement and Declaration of Trust is
                      incorporated herein by reference to the Registration Statement on Form N-1A (File No. 33-62061), filed on August 23, 1995.

                  (2) Amendment No. 1 to Agreement and Declaration of Trust of
                      the Registrant is inorporated herein by reference to PEA No. 5 to the Registration Statement on Form N-1A (File No. 33-62061), filed on April 30, 1998.

         (b)  By-Laws

                  The By-Laws of the Registrant are incorporated herein by reference to the Registration Statement on Form N-1A (File No. 33-62061), filed on August 23, 1995.

         (c)  Instruments Defining Rights of Securities Holders.

                  Rights of shareholders are described in Article III, Section 6 of the Agreement and Declaration of Trust incorporated by reference as Exhibit a (1) to this Registration Statement.

         (d)  Investment Advisory Contracts

                  (1) Form of Advisory Agreement between the Registrant, on
                      behalf of its New England Equity Income Fund, and New England Funds Management, L.P. ("NEFM") is incorporated herein by reference to the Registration Statement on Form N-1A (File No. 33-62061), filed on August 23, 1995.

                  (2) Form of Subadvisory Agreement for New England Equity
                      Income Fund between NEFM and Loomis, Sayles & Company, L.P. is incorporated herein by reference to the Registration Statement on Form N-1A (File No. 33-62061), filed on August 23, 1995.

                  (3) Form of Advisory Agreement between the Registrant, on
                      behalf of its New England Bullseye Fund, and NEFM is incorporated herein by reference to PEA No. 4 to the Registration Statement on Form N-1A (File No. 33-62061), filed on December 31, 1997.

                  (4) Form of Subadvisory Agreement for New England Bullseye
                      Fund between NEFM and Jurika & Voyles, L.P. is incorporated herein by reference to PEA No. 4 to the Registration Statement on Form N-1A (File No. 33-62061), filed on December 31, 1997.

                  (5) Form of Advisory Agreement between the Registrant and
                      NEFM, relating to the following series of the Registrant, is filed herewith:

                        (i)      New England Core Equity Fund
                        (ii)     New England Stock and Bond Fund
                        (iii)    New England Select Fund
                        (iv)     New England Small Cap Value Fund
                        (v)      New England Small Cap Growth Fund
                        (vi)     New England Total Return Bond Fund

         (e)  Underwriting Contracts

                  (1) Form of Distribution Agreement between the Registrant, on behalf of its New England Equity Income Fund, and New England Funds, L.P. (the "Distributor") is incorporated herein by reference to the Registration Statement on Form N-1A (File No. 33-62061), filed on August 23, 1995.

                  (2) Form of Distribution Agreement between the Registrant, on behalf of its New England Bullseye Fund and the Distributor is incorporated herein by reference to PEA No. 4 to the Registration Statement on Form N-1A (File No. 33-62061), filed on December 31, 1997.

                  (3) Form of Distribution Agreement between the Registrant and the Distributor, relating to the following series of the Registrant is filed herewith:

                        (i)      New England Core Equity Fund
                        (ii)     New England Stock and Bond Fund
                        (iii)    New England Select Fund
                        (iv)     New England Small Cap Value Fund
                        (v)      New England Small Cap Growth Fund
                        (vi)     New England Total Return Bond Fund

         (f)  Bonus or Profit Sharing Contracts

                  Not applicable.

         (g)  Custodian Agreements

                  (1) Form of Custodian Agreement between the Registrant and
                      State Street Bank and Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-62061), filed on October 30, 1995.

                  (2) Letter Agreement between the Registrant and State Street
                      Bank and Trust Company relating to the applicability of the Custodian Contract and the Sub-Transfer and Service Agreement to New England Bullseye Fund is filed herewith.

         (h)  Other Material Contracts

                  (1) Form of Transfer Agency Agreement between the Registrant and New England Funds, L.P. is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-62061), filed on October 30, 1995.

                  (2) Form of Dealer Agreement of New England Funds, L.P., the
                      Registrant's Distributor, is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-62061), filed on October 30, 1995.

                  (3) Powers of Attorney for Trustees are filed herewith.

                  (4) Form of Special Servicing Agreement between the Registrant and the Underlying Trust, relating to the following series of the Registrant (and its corresponding Underlying Portfolio) is filed herewith:

                        (i)      New England Core Equity Fund
                        (ii)     New England Stock and Bond Fund
                        (iii)    New England Select Fund
                        (iv)     New England Small Cap Value Fund
                        (v)      New England Small Cap Growth Fund
                        (vi)     New England Total Return Bond Fund

                  (5) Form of Expense Cap Agreement between the Registrant and
                      NEFM, relating to the following series of the Registrant, is filed herewith:

                        (i)      New England Core Equity Fund
                        (ii)     New England Stock and Bond Fund
                        (iii)    New England Select Fund
                        (iv)     New England Small Cap Value Fund
                        (v)      New England Small Cap Growth Fund
                        (vi)     New England Total Return Bond Fund

         (i)  Legal Opinion

                  Opinion of Ropes & Gray with respect to New England Equity Income Fund is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-62061), filed on November 22, 1995.

         (j)  Other Opinions

                  Not Applicable.

         (k)  Omitted Financial Statements

                  Not applicable.

(l)      Initial Capital Agreements

                  Investment Letter of Loomis Sayles Funded Pension Plan and Trust is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-62061), filed on November 22, 1995.

         (m)  Rule 12b-1 Plans

                  (1) Form of Rule 12b-1 Plan relating to Class A shares of New
                      England Equity Income Fund is incorporated herein by reference to the Registration Statement on Form N-1A (File No. 33-62061) filed on August 23, 1995.

                  (2) Form of Rule 12b-1 Plan relating to Class B shares of New
                      England Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-62061), filed on June 10, 1997.

                  (3) Form of Rule 12b-1 Plan relating to Class C shares of New
                      England Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-62061), filed on June 10, 1997.

                  (4) Form of Rule 12b-1 Plan relating to Class A shares of New
                      England Bullseye Fund is incorporated herein by reference to PEA No. 4 to the Registration Statement on Form N-1A (File No. 33-62061), filed on December 31, 1997.

                  (5) Form of Rule 12b-1 Plan relating to Class B shares of New
                      England Bullseye Fund is incorporated herein by reference to PEA No. 4 to the Registration Statement on Form N-1A (File No. 33-62061), filed on December 31, 1997.

                  (6) Form of Rule 12b-1 Plan relating to Class C shares of New
                      England Bullseye Fund is incorporated herein by reference to PEA No. 4 to the Registration Statement on Form N-1A (File No. 33-62061), filed on December 31, 1997.



                  (7) Form of Rule 12b-1 Plan relating to Class A shares of the following series of the Registrant is filed herewith:

                        (i)      New England Core Equity Fund
                        (ii)     New England Stock and Bond Fund
                        (iii)    New England Select Fund
                        (iv)     New England Small Cap Value Fund
                        (v)      New England Small Cap Growth Fund
                        (vi)     New England Total Return Bond Fund

                  (8) Form of Rule 12b-1 Plan relating to Class B shares of the following series of the Registrant is filed herewith:

                        (i)      New England Core Equity Fund
                        (ii)     New England Stock and Bond Fund
                        (iii)    New England Select Fund
                        (iv)     New England Small Cap Value Fund
                        (v)      New England Small Cap Growth Fund
                        (vi)     New England Total Return Bond Fund

                  (9) Form of Rule 12b-1 Plan relating to Class C shares of the following series of the Registrant is filed herewith:

                        (i)      New England Core Equity Fund
                        (ii)     New England Stock and Bond Fund
                        (iii)    New England Select Fund
                        (iv)     New England Small Cap Value Fund
                        (v)      New England Small Cap Growth Fund
                        (vi)     New England Total Return Bond Fund


         (n)  Financial Data Schedule

                  Not applicable.

         (o)  Rule 18f-3 Plan

                  Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 with respect to New England Funds Trusts I, II, III & IV is incorporated herein by reference to PEA No. 4 to the Registration Statement on Form N-1A (File No. 33-62061), filed on December 31, 1997.

Item 24.  Persons Controlled by or under Common Control with Registrant

                  None.

Item 25.  Indemnification

                  See Article 4 of the Registrant's By-Laws filed as Exhibit (b) incorporated by reference herein.

                  In addition, Metropolitan Life Insurance Company, the parent company of the Registrant's adviser and distributor, maintains a directors and officers liability insurance policy with maximum coverage of $15 million, under which the trustees and officers of the Registrant are named insureds.

Item 26.  Business and Other Connections of Investment Adviser

         (a) New England Funds Management, L.P. ("NEFM"), a wholly-owned subsidiary of Nvest, L.P., serves as investment adviser to New England Bullseye Fund, New England Equity Income Fund, New England Core Equity Fund, New England Stock and Bond Fund, New England Select Fund, New England Small Cap Value Fund, New England Small Cap Growth Fund and New England Total Return Fund. NEFM was organized in 1995.

              The list required by this Item 26 (a) regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of NEFM during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by NEFM pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act")(File No. 801-48408) filed on March 24, 1998.

         (b) (1) Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the subadviser to New England Equity Income Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

              The list required by this Item 26(b) regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Loomis Sayles during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Loomis Sayles pursuant to the Advisers Act (File No. 801-170) filed on March 27, 1998.

              (2) Jurika & Voyles, L.P. ("Jurika & Voyles"), the subadviser to New England Bullseye Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals. Jurika & Voyles succeeded Jurika & Voyles, Inc. in January 1997.

              The list required by this Item 26(b) regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Jurika & Voyles during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Jurika & Voyles pursuant to the Advisers Act (File No. 801-53366) filed on May 22, 1998.

Item 27.  Principal Underwriter

         (a)  New England Funds, L.P. also serves as principal underwriter for:

                  New England Funds Trust I
                  New England Funds Trust II
                  New England Funds Trust IV
                  New England Tax Exempt Money Market Trust
                  New England Cash Management Trust

         (b) The general partner and officers of the Registrant's principal underwriter, New England Funds, L.P., and their addresses are as follows:

                           Positions and Offices with      Positions and Offices
      Name                    Principal Underwriter           with Registrant
      ----                    ---------------------           ---------------

NEF Corporation            General Partner                   None

Bruce R. Speca             Managing Director, Executive      President
                           Vice President

John E. Pelletier          Managing Director, Senior Vice    Secretary and Clerk
                           President, General Counsel,
                           Secretary and Clerk

James H. Davis             Managing Director and Senior      None
                           Vice President

Caren I. Leedom            Managing Director and Senior      None
                           Vice President

Scott Wennerholm           Managing Director, Chief          None
                           Financial Officer and Senior
                           Vice President

Christopher L. Wilson      Managing Director and Senior      None
                           Vice President

Raymond K. Girouard        Senior Vice President,            None
                           Assistant Treasurer and
                           Comptroller

Robert E. O'Hare           Vice President, Senior            None
                           Counsel, Assistant Secretary
                           and Assistant Clerk

Martin G. Dyer             Vice President and Assistant      None
                           Secretary

Beatriz A. Pina Smith      Vice President, Assistant         None
                           Comptroller and Assistant
                           Treasurer

Frank Maselli              Senior Vice President             None

Philip J. Graham           Vice President                    None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

         (c)      Not applicable.

Item 28.  Location of Accounts and Records

                  The following companies maintain possession of the documents required by the specified rules:

                  (a)      Registrant
                           Rule 31a-1(b)(4)
                           Rule 31a-2(d)

                  (b)      State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts 02110
                           Rule 31a-1(a)
                           Rule 31a(b)(1), (2), (3), (5), (6), (7), (8)
                           Rule 31a-2(d)

                  (c) New England Funds Management, L.P. 399 Boylston Street Boston, MA 02116 Rule 31a-1(a); 31a-1(b)(9),
                           (10), (11); 31a-1(f) Rule 31a-2(d); and 31a-2(e)


                  (d) Jurika & Voyles, L.P. (for Bullseye Fund) Lake Merritt Plaza, 1999 Harrison, Suite 700 Oakland, CA 94612 Rule 31a-1(a); 31a-1(b)(9), (10), (11);
                           311a-1(f) Rule 31a-2(e)

                  (e)      Loomis, Sayles & Company, L.P.
                           (for Equity Income Fund)
                           One Financial Center, 34th Floor,
                           Boston, MA  02111
                           Rule 31a-1(a); 31a-1(b)(9), (10), (11); 311a-1(f)
                           Rule 31a-2(e)

                  (f)      New England Funds, L.P.
                           399 Boylston Street
                           Boston, Massachusetts 02116
                           Rule 31a-1(d)
                           Rule 31a-2(c)

Item 29.  Management Services

                  None.

Item 30.  Undertakings

         (a) The Registrant undertakes to provide a copy of the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

         (b) The Registrant hereby undertakes that, if requested to do so by holders of at least 10% of the Fund's outstanding shares, it will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and will assist in communications between shareholders for such purpose as provided in Section 16(c) of the Investment Company Act of 1940.

                           NEW ENGLAND FUNDS TRUST III

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 5 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, in the Commonwealth of Massachusetts on the 2nd day of December, 1998.




                                                    New England Funds Trust III


                                                    By:  /s/ PETER S. VOSS*
                                                         ----------------------
                                                         Peter S. Voss
                                                         Chief Executive Officer


                                                   *By:  /s/ JOHN E. PELLETIER
                                                         ----------------------
                                                         John E. Pelletier
                                                         Attorney-In-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signature                         Title                       Date
        ---------                         -----                       ----
                                  Chairman of the Board;
                                    Chief Executive Officer;
                                    Principal Executive
PETER S. VOSS*                      Officer; Trustee            December 2, 1998
---------------------------
Peter S. Voss

/s/ PAUL C. MCCLINTOCK            Assistant Treasurer           December 2, 1998
---------------------------
Paul C. McClintock

GRAHAM T. ALLISON, JR.*           Trustee                       December 2, 1998
---------------------------
Graham T. Allison, Jr.

DANIEL M. CAIN*                   Trustee                       December 2, 1998
---------------------------
Daniel M. Cain

KENNETH J. COWAN*                 Trustee                       December 2, 1998
---------------------------
Kenneth J. Cowan

RICHARD DARMAN*                   Trustee                       December 2, 1998
---------------------------
Richard Darman

SANDRA O. MOOSE*                  Trustee                       December 2, 1998
---------------------------
Sandra O. Moose

JOHN A. SHANE*                    Trustee                       December 2, 1998
---------------------------
John A. Shane

PENDELTON P. WHITE*               Trustee                       December 2, 1998
---------------------------
Pendelton P. White

                                      *By: /s/JOHN E. PELLETIER
                                           ----------------------
                                           John E. Pelletier
                                           Attorney-In-Fact
                                           December 2, 1998

                              N-1A exhibits ITEM 23

   EXHIBIT NUMBER                        EXHIBIT
   --------------                        -------
    Exhibit d(5)             Form of Advisory Agreement
    Exhibit e(3)             Form of Distribution Agreement
    Exhibit g(2)             Letter Agreement to the Custodian Agreement
    Exhibit h(3)             Power of Attorney
    Exhibit h(4)             Form of Special Servicing Agreement
    Exhibit h(5)             Form of Expense Cap Agreement
    Exhibit m(7)             Form of Rule 12b-1 Plan relating to Class A shares
    Exhibit m (8)            Form of Rule 12b-1 Plan relating to Class B shares
    Exhibit m(9)             Form of Rule 12b-1 Plan relating to Class C shares